John Hancock
Global
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing
primarily in
the stocks of
companies located
throughout
the world,
including the
United States.

Over the last six months

* The global economy slowed and stock markets fell around the world.

* Growth stocks fell out of investor favor, contributing to the Fund's decline.

* Technology stocks held back the Fund's relative performance.

[Bar chart with heading "John Hancock Global Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2001." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -21.33% total return for Class A. The second bar represents the -21.63% total return for Class B. The third bar represents the -21.63% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.5%   General Electric
 2.4%   Qwest Communications International
 2.2%   AOL Time Warner
 2.1%   Pfizer
 2.1%   Viacom (Class A)
 2.0%   Enron
 2.0%   Citigroup
 2.0%   CIENA
 1.9%   The AES Corp.
 1.9%   Tyco International

As a percentage of net assets on April 30, 2001.



BY LORETTA MORRIS, RANDY KAHN AND ANDY GALLAGHER
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Global Fund

MANAGERS'
REPORT

On December 14, 2000, Nicholas-Applegate Capital Management assumed management responsibility for the Fund under a new subadvisory agreement that shareholders approved in April. Founded in 1984, Nicholas-Applegate is a recognized leader in U.S. equity, global and international equity and specialized strategy management, managing more than $28 billion for institutional and individual investors.

The six-month period ended April 30, 2001 was a tale of two markets. Throughout much of the period, the global stock markets continued to fall as slowing growth on a global scale and decelerating corporate earnings sent nervous investors to the sidelines.

"...slowing growth on
 a global scale and
 decelerating corporate
 earnings..."

In response, the U.S. Federal Reserve slashed interest-rates four times starting in January for a total easing of 200 basis points (two percentage points), accompanied by more than 50 interest-rate reductions by central banks worldwide. As investors began to anticipate the stimulative effects of monetary easing, the equity markets regained their footing in April and markets in most countries rallied, although not enough to overcome the earlier losses.

FUND PERFORMANCE

For the six months ended April 30, 2001, the Fund's Class A, Class B and Class C shares posted total returns of -21.33%, -21.63% and -21.63%, respectively, at net asset value. During the same period, the average global fund returned -11.22%, according to Lipper, Inc.1, while the Fund's benchmark MSCI All Country World Free Index lost 16.34%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

STRATEGY REVIEW

Since assuming management of the Fund, we moved to transition the portfolio to be consistent with Nicholas-Applegate's investment approach, including paring the holdings so that we own larger positions in fewer names. We also significantly increased our holdings of U.S. equities. This was done in anticipation of monetary and fiscal stimulus combining to rekindle domestic economic growth. Our philosophy and process rely on targeting companies with three attributes: they are poised to benefit from positive change such as innovation or higher-than-expected earnings; they are positioned to sustain this positive change over time and they are beginning to be recognized in the market through rising stock prices.

"A key phenomenon that
 we witnessed in the early
 months of 2001 was an
 aversion to growth-
 oriented stocks."

GROWTH OUT OF FAVOR

A key phenomenon that we witnessed in the early months of 2001 was an aversion to growth-oriented stocks. As bottom-up investors, we select companies for their strong fundamentals. However, as the year began investors shunned these issues in favor of low-quality, low-priced stocks with poor or deteriorating fundamentals and weak outlooks that were bouncing up from 52-week lows. Because these are not the type of stocks in which we invest, the Fund's returns suffered relative to its peers, many of which benefited as weak, low-quality stocks rebounded from a combination of the "January effect" and the Federal Reserve's first half-point rate cut of the year.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Telecommunications 15%, second is Oil & gas 12%, the third Medical 10%, the fourth Electronics 8% and the fifth is Computers 8%.]

TECH HURTS

For the six months ended April 30, 2001, the Fund's exposure to technology stocks hurt the portfolio. As the high debt levels and uncertain earnings visibility of technology stocks began to emerge in the latter half of 2000, investors shunned this sector in favor of more defensive-oriented or cyclical issues. The slowing U.S. economy called all stock valuations into question and pressured technology stocks in particular. Examples of Fund decliners include Nortel Networks, Juniper Networks, Cisco Systems and QUALCOMM. The utilities sector represents another area in which the Fund's holdings also came under pressure during the reporting period. Although energy stocks in the portfolio posted solid performance, utility companies did not fare as well.

[Bar chart at middle of page with heading "Five largest countries As of April 30, 2001." The chart is divided into five sections: United States 52%, Japan 10%, United Kingdom 9%, France 5% and Canada 3%.]

Despite the challenging environment, we were able to identify promising opportunities in the global equity market. The Fund benefited from stock selection in energy and consumer staples stocks, as we found strength in these areas. Gemstar-TV Guide (a provider of interactive television guides), Weatherford International (an oilfield services company), Sprint PCS (a wireless communications firm) and Viacom (a media and entertainment concern) were strong performers during the period.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is SAP AG followed by an up arrow with the phrase "Strong demand for business Internet portals." The second listing is Network Appliance followed by a down arrow with the phrase "Vulnerable to spending slowdown." The third listing is Gemstar-TV Guide followed by an up arrow with the phrase "Strong market share."]

OUTLOOK

Despite a difficult environment for equity investors since last year, we believe that global stock markets offer attractive opportunities. The U.S. Federal Reserve's bias toward an easier monetary policy is a positive catalyst for global equities. We expect central banks worldwide to react accordingly in reducing interest-rate levels. Long-term fundamentals are solid, too, amid structural changes such as tax and pension reform and deregulation, especially in Europe. The trend toward a rising equity culture in Europe and Japan also bodes well for equity markets worldwide.

"The trend toward a rising
 equity culture in Europe
 and Japan also bodes
 well for equity markets
 worldwide."

Regardless of market environment, we will never waver from the proven philosophy and process that have served our clients so well over time. We remain committed to our discipline of finding the companies exhibiting the fastest growth in earnings. Once investor sentiment turns positive again, we believe ownership of these stocks will be rewarded. Against a backdrop of positive change, we are confident that our approach will lead us to stocks of global companies with accelerating earnings growth.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Index, an
unmanaged index
used to measure the
performance of both
developed and emerg
ing non-U.S. stock
markets. The index
represents stocks that
are freely traded on
equity exchanges
around the world.

It is not possible to
invest in an index.

                               Class A      Class B     Class C        Index
Inception date                  1-3-92       9-2-86      3-1-99           --

Average annual returns with maximum sales charge (POP)
One year                       -32.56%      -33.00%      -30.87%      -16.34%
Five years                       0.17%        0.21%          --         8.80%
Ten years                          --         5.31%          --        10.17%
Since inception                  4.79%          --       -10.00%          --

Cumulative total returns with maximum sales charge (POP)
Six months                     -25.28%      -25.54%      -23.20%      -10.42%
One year                       -32.56%      -33.00%      -30.87%      -16.34%
Five years                       0.86%        1.07%          --        52.43%
Ten years                          --        67.73%          --       163.33%
Since inception                 54.68%          --       -20.40%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule:
5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the Morgan Stanley Capital International (MSCI) All Country World Free Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $26,333 as of April 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund, before sales charge, and is equal to $16,773 as of April 30, 2001.

                                    Class A      Class C 1
Inception date                       1-3-92       3-1-99
Without sales charge                $16,288       $8,041
With maximum sales charge           $15,468       $7,960
Index                               $24,422      $10,305

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into four main categories: common stocks, warrants, preferred stocks and short-term investments. Common stocks, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES         ISSUER                                                                                           VALUE
COMMON STOCKS 97.03%                                                                                     $105,640,391
(Cost $102,367,682)

Brazil 0.29%                                                                                                 $316,390
      10,600   Embratel Participacoes SA American Depositary Receipts
                 (ADR) (Telecommunications)                                                                    96,142
      12,600   Tele Norte Leste Participacoes SA* (ADR) (Telecommunications)                                  220,248

Canada 3.49%                                                                                                3,800,277
       9,900   Alberta Energy Co. Ltd. (Oil & Gas)                                                            486,943
      31,900   Anderson Exploration Ltd.* (Oil & Gas)                                                         726,888
       8,000   Celestica, Inc.* (Electronics)                                                                 408,800
      19,600   Manulife Financial Corp. (Insurance)                                                           493,332
      16,000   Precision Drilling Corp.* (Oil & Gas)                                                          676,640
      19,100   Suncor Energy, Inc. (Oil & Gas)                                                                535,322
      11,600   Talisman Energy, Inc.* (Oil & Gas)                                                             472,352

Finland 1.56%                                                                                               1,702,662
      49,800   Nokia Corp. (ADR) (Telecommunications)                                                       1,702,662

France 4.74%                                                                                                5,165,627
      10,400   Assurances Generales de France SA (Insurance)                                                  618,697
       6,900   Aventis SA (Medical)                                                                           534,453
       3,900   Lafarge SA (Building)                                                                          374,748
       1,000   PSA Peugeot Citroen SA (Automobile/Trucks)                                                     285,606
       8,100   Sanofi-Synthelabo SA (Medical)                                                                 485,823
       8,240   Schneider Electric SA (Machinery)                                                              562,577
       9,700   Television Francaise 1 SA (Media)                                                              407,079
       4,515   TotalFinaElf SA (Oil & Gas)                                                                    672,997
      14,500   Vivendi Environnement SA* (Utilities)                                                          635,023
       8,500   Vivendi Universal SA (Diversified Operations)                                                  588,624

Germany 2.57%                                                                                               2,796,030
       9,700   Bayerische Motoren Werke AG (Automobile / Trucks)                                              321,877
       6,100   Deutsche Bank AG (Banks -- Foreign)                                                            497,925
      18,100   Deutsche Telekom AG (Telecommunications)                                                       468,929
      11,300   E.On AG (Utilities)                                                                            568,971
       8,800   Infineon Technologies AG (Electronics)                                                         382,582
       1,949   Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)                                      555,746

Hong Kong 1.10%                                                                                             1,201,110
      26,000   Cheung Kong Holdings Ltd. (Real Estate Operations)                                             289,204
     103,000   Citic Pacific Ltd. (Diversified Operations)                                                    296,493
      19,000   Hutchison Whampoa Ltd. (Diversified Operations)                                                204,033
     219,000   Johnson Electric Holdings Ltd. (Electronics)                                                   411,380

Ireland 1.02%                                                                                               1,113,948
      50,300   Allied Irish Banks Plc (Banks -- Foreign)                                                      553,396
      15,700   CRH Plc (Building)                                                                             264,667
       5,900   Elan Corp. Plc* (ADR) (Medical)                                                                295,885

Israel 1.69%                                                                                                1,839,622
      23,250   Check Point Software Technologies Ltd.* (Computers)                                          1,458,472
       7,000   Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                            381,150

Italy 2.40%                                                                                                 2,610,430
     143,900   Banca Nazionale del Lavoro SpA (Banks -- Foreign)                                              458,354
      58,200   Edison SpA (Utilities)                                                                         562,337
      68,000   Eni SpA (Oil & Gas)                                                                            465,771
      51,893   Riunione Adriatica di Sicurta SpA (Insurance)                                                  683,725
      39,600   Telecom Italia SpA (Telecommunications)                                                        440,243

Japan 10.19%                                                                                               11,089,467
      41,000   Asahi Glass Co., Ltd. (Glass Products)                                                         351,718
      24,000   Daikin Industries, Ltd. (Building)                                                             408,854
       2,200   Fast Retailing Co., Ltd. (Retail)                                                              474,843
      11,000   Fuji Photo Film Co., Ltd. (Leisure)                                                            443,329
      79,000   Japan Airlines Co., Ltd. (Transport)                                                           313,276
       6,600   Kyocera Corp. (Electronics)                                                                    630,810
      14,000   Marui Co., Ltd. (Retail)                                                                       189,099
      34,000   Mitsui Fudosan Co., Ltd. (Real Estate Operations)                                              337,069
          78   Mizuho Holdings, Inc. (Banks -- Foreign)                                                       480,379
       2,000   Murata Manufacturing Co., Ltd. (Electronics)                                                   168,171
      21,000   Nikon Corp. (Leisure)                                                                          260,025
         900   Nintendo Co., Ltd. (Leisure)                                                                   144,944
      26,000   Nippon Mitsubishi Oil Corp. (Oil & Gas)                                                        151,289
     292,000   Nippon Steel Corp. (Steel)                                                                     538,793
     163,000   Nissan Motor Co., Ltd.* (Automobile / Trucks)                                                1,117,315
      21,000   Nomura Securities Co., Ltd. (Broker Services)                                                  443,572
          58   NTT DoCoMo, Inc. (Telecommunications)                                                        1,192,247
      15,000   Pioneer Corp. (Electronics)                                                                    447,942
      13,000   Seven-Eleven Japan Co., Ltd. (Retail)                                                          632,299
       8,000   Sony Corp. (Electronics)                                                                       598,228
      12,000   Takeda Chemical Industries, Ltd.* (Medical)                                                    578,805
       4,600   Tokyo Electron Ltd. (Electronics)                                                              335,046
      74,000   Toray Industries, Inc. (Textile)                                                               332,376
       2,500   Trend Micro, Inc.* (Computers)                                                                 113,098
      19,000   Yamato Transport Co., Ltd. (Transport)                                                         405,940

Mexico 0.39%                                                                                                  418,660
      12,100   Telefonos de Mexico SA de CV ( ADR) (Telecommunications)                                       418,660

Netherlands 1.72%                                                                                           1,877,522
       2,800   Heineken NV (Beverages)                                                                        145,207
       6,000   ING Groep NV (Banks -- Foreign)                                                                409,750
      17,454   Koninklijke Ahold NV (Retail)                                                                  542,012
      14,000   Qiagen NV* (Medical)                                                                           380,098
       9,900   STMicroelectronics NV (Electronics)                                                            400,455

Portugal 0.53%                                                                                                572,684
      59,000   Portugal Telecom SGPS SA (Telecommunications)                                                  572,684

Singapore 0.34%                                                                                               373,771
      13,900   Flextronics International Ltd.* (Electronics)                                                  373,771

Spain 0.62%                                                                                                   671,179
      27,200   Iberdrola SA (Utilities)                                                                       401,335
      15,940   Telefonica SA* (Telecommunications)                                                            269,844

Sweden 1.07%                                                                                                1,161,930
      37,900   Electrolux AB (Household)                                                                      626,370
      35,900   Svenska Handelsbanken AB (Banks -- Foreign)                                                    535,560

Switzerland 2.39%                                                                                           2,602,365
         400   Nestle SA (Food)                                                                               828,198
         400   Novartis AG (Medical)                                                                          621,610
      26,600   Serona SA* (ADR) (Medical)                                                                     547,960
         163   Swiss Reinsurance Co. (Insurance)                                                              320,861
       5,600   Syngenta AG* (Chemicals)                                                                       283,736

Taiwan 0.41%                                                                                                  440,721
       3,900   Taiwan Semiconductor Manufacturing Co., Ltd.*
                 (ADR) (Electronics)                                                                           94,536
      31,500   United Microelectronics Corp.* (ADR) (Electronics)                                             346,185

United Kingdom 8.57%                                                                                        9,329,174
       5,500   AstraZeneca Plc (Medical)                                                                      256,017
      23,800   Bank of Scotland (Banks -- Foreign)                                                            273,389
      17,350   Barclays Plc (Banks -- Foreign)                                                                558,432
      98,600   Billiton Plc (Metal)                                                                           485,203
      46,257   BP Amoco Plc (Oil & Gas)                                                                       414,890
      15,900   British American Tobacco Plc (Tobacco)                                                         128,964
      61,000   British Telecommunications Plc (Telecommunications)                                            486,914
     110,614   Centrica Plc (Utilities)                                                                       374,617
      30,800   COLT Telecom Group Plc* (Telecommunications)                                                   425,173
      61,200   Compass Group Plc* (Food)                                                                      469,250
     500,000   Corus Group Plc (Steel)                                                                        511,404
      68,000   Diageo Plc (Beverages)                                                                         714,964
      94,400   Energis Plc* (Telecommunications)                                                              491,543
      18,000   GlaxoSmithKline Plc* (Medical)                                                                 475,584
      38,000   Hanson Plc (Building)                                                                          257,390
      76,500   Marks & Spencer Plc (Retail)                                                                   293,281
      73,700   National Grid Group Plc (Utilities)                                                            564,039
      40,500   Reckitt Benckiser Plc (Soap & Cleaning Preparations)                                           552,413
      23,500   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                            544,255
      60,900   Shell Transport & Trading Co. Plc (Oil & Gas)                                                  508,330
     178,880   Vodafone Group Plc (Telecommunications)                                                        543,122

United States 51.94%                                                                                       56,556,822
      44,200   AES Corp. (The)* (Utilities)                                                                 2,107,014
       9,400   Amdocs Ltd.* (Telecommunications)                                                              553,660
      16,962   American International Group, Inc. (Insurance)                                               1,387,492
      26,500   Amgen, Inc.* (Medical)                                                                       1,620,210
      48,400   AOL Time Warner, Inc.* (Media)                                                               2,444,200
      26,200   Apache Corp. (Oil & Gas)                                                                     1,675,752
      10,200   Applied Materials, Inc.* (Electronics)                                                         556,920
      64,000   Cendant Corp. * (Business Services -- Misc.)                                                 1,135,360
      38,700   CIENA Corp.* (Fiber Optics)                                                                  2,130,822
      43,966   Citigroup, Inc. (Finance)                                                                    2,160,929
      66,700   Dell Computer Corp.* (Computers)                                                             1,753,543
      46,000   EMC Corp.* (Computers)                                                                       1,821,600
      35,100   Enron Corp. (Oil & Gas)                                                                      2,201,472
      23,550   Freddie Mac (Mortgage Banking)                                                               1,549,590
      27,900   Gemstar-TV Guide International, Inc.* (Media)                                                1,158,408
      56,000   General Electric Co. (Electronics)                                                           2,717,680
      31,700   Home Depot, Inc. (The) (Retail)                                                              1,493,070
      12,100   Juniper Networks, Inc.* (Computers)                                                            714,263
      64,300   MGM Mirage, Inc.* (Leisure)                                                                  1,933,501
      10,800   Micron Technology, Inc.* (Electronics)                                                         490,104
      25,700   Microsoft Corp.* (Computers)                                                                 1,741,175
      11,400   Novellus Systems, Inc.* (Electronics)                                                          628,710
      54,000   Pfizer, Inc. (Medical)                                                                       2,338,200
      33,500   QUALCOMM, Inc.* (Telecommunications)                                                         1,921,560
      20,900   Reliant Resources Inc.* (Utilities)                                                            627,000
      64,800   Qwest Communications International, Inc.*
                 (Telecommunications)                                                                       2,650,320
      15,200   Santa Fe International Corp. (Oil & Gas)                                                       577,600
       9,800   Schlumberger Ltd. (Oil & Gas)                                                                  649,740
      71,400   Sprint Corp.* (Telecommunications)                                                           1,829,982
      15,000   Transocean Sedco Forex, Inc. (Oil & Gas)                                                       814,200
      39,300   Tyco International Ltd. (Diversified Operations)                                             2,097,441
      29,500   UnitedHealth Group, Inc. (Medical)                                                           1,931,660
      42,600   Viacom, Inc.* (Class A) (Media)                                                              2,236,500
      27,400   Weatherford International, Inc.* (Oil & Gas)                                                 1,595,502
       3,916   Williams Communications Group, Inc.* (Computers)                                                17,700
      29,100   Williams Cos., Inc. (The) (Utilities)                                                        1,227,147
      92,300   WorldCom, Inc.* (Telecommunications)                                                         1,684,475
       5,400   XL Capital Ltd. (Class A) (Insurance)                                                          382,320

WARRANTS 0.00%                                                                                                 $2,704
(Cost $1,700)

Germany 0.00%
          38   Muenchener Rueckversicherungs-Gesellschaft AG* (Insurance)                                       2,704

PREFERRED STOCKS 0.86%                                                                                       $939,642
(Cost $948,463)

Germany 0.86%
       5,900   SAP AG (Computers)                                                                             939,642

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION                                                              RATE  (000s OMITTED)           VALUE

SHORT-TERM INVESTMENTS 12.81%                                                                             $13,944,416
(Cost $13,944,416)

Joint Repurchase Agreement 5.18%
Investment in a joint repurchase agreement transaction with
  Barclays Capital, Inc. -- Dated 04-30-01, due 05-01-01
  (Secured by U.S. Treasury Bonds 5.25% thru 8.75%,
  due 08-15-20 thru 02-15-29)                                                    4.51           5,634       5,634,000

                                                                                               SHARES           VALUE

Cash Equivalent 7.63%
Navigator Securities Lending Prime Portfolio**                                              8,310,416       8,310,416

TOTAL INVESTMENTS 110.70%                                                                                $120,527,153

OTHER ASSETS AND LIABILITIES, NET (10.70%)                                                               ($11,646,166)

TOTAL NET ASSETS 100.00%                                                                                 $108,880,987


 * Non-income-producing security.
** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

Securities owned
by the Fund on
April 30, 2001
(unaudited).

The concentra
tion of the Fund's
investments can
be aggregated by
various industry
groups. This
table shows the
percentages of
the Fund's
investments
assigned to the
various invest-
ment categories.

                                         VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                        OF NET ASSETS
Automobiles/Trucks                                    1.58%
Banks -- Foreign                                      3.96
Beverages                                             0.79
Broker Services                                       0.41
Building                                              1.20
Business Services -- Misc.                            1.04
Chemicals                                             0.26
Computers                                             7.86
Diversified Operations                                2.93
Electronics                                           8.26
Fiber Optics                                          1.96
Finance                                               1.98
Food                                                  1.19
Glass Products                                        0.32
Household                                             0.58
Insurance                                             4.08
Leisure                                               2.55
Machinery                                             0.52
Media                                                 5.74
Medical                                               9.60
Metal                                                 0.45
Mortgage Banking                                      1.42
Oil & Gas                                            11.60
Real Estate Operations                                0.57
Retail                                                3.33
Soap & Cleaning Preparations                          0.51
Steel                                                 0.96
Telecommunications                                   14.67
Textiles                                              0.30
Tobacco                                               0.12
Transport                                             0.66
Utilities                                             6.49
Short-Term Investments                               12.81

Total investments                                   110.70%

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maximum
offering price
per share.

ASSETS
Investments at value (cost $117,262,261)                     $120,527,153
Cash                                                                3,465
Foreign cash (cost $1,055,695)                                  1,053,087
Receivable for investments sold                                 2,260,189
Receivable for shares sold                                          3,442
Dividends and interest receivable                                 203,066
Other assets                                                       14,880

Total assets                                                  124,065,282

LIABILITIES
Payable for investments purchased                               6,565,550
Payable for shares repurchased                                     27,750
Payable to affiliates                                             146,336
Payable for securities on loan                                  8,310,416
Other payables and accrued expenses                               134,243

Total liabilities                                              15,184,295

NET ASSETS
Capital paid-in                                               125,197,159
Accumulated net realized loss on investments
  and foreign currency transactions                           (18,469,732)
Net unrealized appreciation of
  investments and translations of assets and
  liabilities in foreign currencies                             3,242,713
Accumulated net investment loss                                (1,089,153)

Net assets                                                   $108,880,987

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($78,670,040 [DIV] 7,334,448)                              $10.73
Class B ($28,238,785 [DIV] 2,843,336)                               $9.93
Class C ($1,972,162 [DIV] 198,658)                                  $9.93

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.73 [DIV] 95%)                                       $11.29
Class C ($9.93 [DIV] 99%)                                          $10.03

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends
(net of foreign withholding taxes of $54,925)                    $469,289
Interest
(including income on securities loaned of $27,666)                211,141

Total investment income                                           680,430

EXPENSES
Investment management fee                                         535,891
Class A distribution and service fee                              131,034
Class B distribution and service fee                              164,833
Class C distribution and service fee                                6,398
Transfer agent fee                                                326,232
Custodian fee                                                     140,477
Registration and filing fees                                       26,526
Printing                                                           24,306
Auditing fee                                                       18,298
Accounting and legal services fee                                  11,895
Legal fees                                                          4,047
Trustees' fees                                                      3,724
Miscellaneous                                                       2,390
Interest expense                                                      230

Total expenses                                                  1,396,281

Net investment loss                                              (715,851)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                   (12,358,662)
Foreign currency transactions                                  (4,163,818)
Change in unrealized appreciation (depreciation) on
Investments                                                   (13,099,923)
Translation of assets and liabilities in foreign currencies       (10,673)

Net realized and unrealized loss                              (29,633,076)

Decrease in net assets from operations                       ($30,348,927)

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period. The
difference reflects
earnings less
expenses,
any investment
gains and losses,
distributions paid
to shareholders
and any increase or
decrease in
money shareholders
invested in the
Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00          4-30-01 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($1,303,552)       ($715,851)

Net realized gain (loss)                         3,374,214      (16,522,480)
Change in net unrealized
  appreciation (depreciation)                   (8,259,039)     (13,110,596)

Decrease in net assets
  resulting from operations                     (6,188,377)     (30,348,927)

Distributions to shareholders
Class A                                         (5,012,505)              --
Class B                                         (2,320,803)              --
Class C                                            (12,128)              --
                                                (7,345,436)              --

From fund share transactions                   (21,287,504)      (8,016,409)

NET ASSETS
Beginning of period                            182,067,640      147,246,323

End of period 2                               $147,246,323     $108,880,987

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Includes undistributed net investment income of $373,302 and $1,089,153, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                10-31-96    10-31-97    10-31-98    10-31-99    10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $12.67      $12.97      $12.94      $13.46      $15.24      $13.64
Net investment loss 2                          (0.02)      (0.05)      (0.05)      (0.03)      (0.08)      (0.06)
Net realized and unrealized
  gain (loss) on investments                    1.20        1.21        1.53        2.67       (0.91)      (2.85)
Total from
  investment operations                         1.18        1.16        1.48        2.64       (0.99)      (2.91)
Less distributions
From net realized gain                         (0.88)      (1.19)      (0.96)      (0.86)      (0.61)         --
Net asset value,
  end of period                               $12.97      $12.94      $13.46      $15.24      $13.64      $10.73
Total investment return 3 (%)                   9.87        9.36       11.88       20.90       (6.90)     (21.33)4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $95         $92        $121        $128        $105         $79
Ratio of expenses to
  average net assets (%)                        1.88        1.81        1.82        1.78        1.87        2.10 5
Ratio of net investment loss
  to average net assets (%)                    (0.19)      (0.36)      (0.33)      (0.23)      (0.52)      (0.98)5
Portfolio turnover (%)                            98          81         160         176         182         170

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                10-31-96    10-31-97    10-31-98    10-31-99    10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $12.36      $12.54      $12.39      $12.76      $14.30      $12.67
Net investment loss 2                          (0.10)      (0.14)      (0.13)      (0.11)      (0.18)      (0.08)
Net realized and unrealized
  gain (loss) on investments                    1.16        1.18        1.46        2.51       (0.84)      (2.66)
Total from
  investment operations                         1.06        1.04        1.33        2.40       (1.02)      (2.74)
Less distributions
From net realized gain                         (0.88)      (1.19)      (0.96)      (0.86)      (0.61)         --
Net asset value,
  end of period                               $12.54      $12.39      $12.76      $14.30      $12.67       $9.93
Total investment return 3 (%)                   9.10        8.67       11.15       20.12       (7.60)     (21.63)4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $28         $28         $55         $54         $41         $28
Ratio of expenses to
  average net assets (%)                        2.54        2.49        2.46        2.37        2.57        2.80 5
Ratio of net investment loss
  to average net assets (%)                    (0.83)      (1.04)      (0.97)      (0.82)      (1.25)      (1.68)5
Portfolio turnover (%)                            98          81         160         176         182         170

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                10-31-99 6  10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $12.88      $14.30      $12.67
Net investment loss 2                          (0.10)      (0.15)      (0.08)
Net realized and unrealized
  gain (loss) on investments                    1.52       (0.87)      (2.66)
Total from
  investment operations                         1.42       (1.02)      (2.74)
Less distributions
From net realized gain                            --       (0.61)         --
Net asset value,
  end of period                               $14.30      $12.67       $9.93
Total investment return 3 (%)                  11.02 4     (7.60)  (21.63 )4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                   -- 7        $1          $2
Ratio of expenses to
  average net assets (%)                        2.48 5      2.57        2.80 5
Ratio of net investment loss
  to average net assets (%)                 (1.01 )5       (1.06)   (1.64 )5
Portfolio turnover (%)                           176         182         170

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Not annualized.

5 Annualized.

6 Class C shares began operations on 3-1-99.

7 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS
Unaudited.

NOTE A
Accounting policies

John Hancock Global Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain
(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribu tion and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,473,000, and the weighted average interest rate was 5.6875%. Interest expense includes $230 paid under the line of credit. There was no outstanding borrowing under the line of credit on April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $8,088,044 collateralized by cash in the amount of $8,310,416. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regula tions, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next
$200,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser had a subadvisory agreement with Indocam International Investment Services ("IIIS") under which IIIS provided the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada. As of December 13, 2000, the Adviser terminated its contract with IIIS and on December 14, 2000, the Advisor entered into a subadvisory contract with Nicholas-Applegate Capital Management. The Fund is not responsible for the payment of the subadvisers' fees.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $108,338 with regard to sales of Class A shares. Of this amount, $18,749 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $61,441 was paid as sales commissions to unrelated broker-dealers and $28,148 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $1,851 with regard to sales of Class C shares. Of this amount, $1,505 was paid as sales commissions to unrelated broker-dealers and $346 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $46,442 for Class B shares and $41 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $202,839,544 and $204,077,661, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $117,310,844. Gross unrealized appreciation and depreciation of investments aggregated $7,514,161 and $4,297,852, respectively, resulting in net unrealized appreciation of $3,216,309.

NOTE D
Fund share transactions

The listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                    YEAR ENDED 10-31-00               PERIOD ENDED 4-30-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                      73,248,920    $1,097,256,833         3,949,793       $48,729,324
Distributions
reinvested                   335,619         5,076,753                 9                96
Repurchased              (74,276,018)   (1,117,219,697)       (4,329,644)      (53,600,264)
Net decrease                (691,479)     ($14,886,111)         (379,842)      ($4,870,844)

CLASS B SHARES
Sold                       1,780,224       $25,481,047           291,230        $3,094,297
Distributions
reinvested                   143,656         2,032,793                --                --
Repurchased               (2,453,064)      (34,900,938)         (679,585)       (7,374,802)
Net decrease                (529,184)      ($7,387,098)         (388,355)      ($4,280,505)

CLASS C SHARES
Sold                       2,182,424       $30,034,664         2,133,157       $23,023,778
Distributions
reinvested                       891            12,636                --                --
Repurchased               (2,111,907)      (29,061,595)       (2,020,737)      (21,888,838)
Net increase                  71,408          $985,705           112,420        $1,134,940

NET DECREASE              (1,149,255)     ($21,287,504)         (655,777)      ($8,016,409)


1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

NOTE E
Shareholder meeting

On April 25, 2001 the shareholders of John Hancock Global Fund approved a new subinvestment management contract among the Fund, John Hancock Advisers, Inc. and Nicholas-Applegate Capital Management (6,159,980 FOR; 2,218,541 AGAINST; 443,032 ABSTAINING).



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate
Capital Management
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line
www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Global Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

030SA  4/01
       6/01






John Hancock
Large Cap
Growth
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 25

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
through invest-
ments in large-
capitalization
companies with
above-average
projected earnings
growth.

Over the last six months

* Corporate profits eroded and stock-market declines spread past technology stocks.

* Growth stocks remained out of favor until a rebound in April.

* The Fund trimmed its technology stake, which held back relative performance, and boosted its stakes in retail and media.

[Bar chart with heading "John Hancock Large Cap Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -34.39% total return for Class A. The second bar represents the -34.59% total return for Class B. The third bar represents the -34.66% total return for Class C. A note below the chart reads "The total returns are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.0%   General Electric
 5.5%   Pfizer
 4.8%   AOL Time Warner
 4.8%   Tyco International
 4.0%   Microsoft
 3.8%   Wal-Mart Stores
 3.6%   Citigroup
 3.5%   Home Depot
 3.4%   Cisco Systems
 3.2%   EMC

As a percentage of net assets on April 30, 2001.



BY WILLIAM L. BRAMAN, PORTFOLIO MANAGEMENT TEAM LEADER, AND ROBERT J. UEK, CFA, AND PAUL J. BERLINGUET, PORTFOLIO MANAGERS

John Hancock
Large Cap Growth Fund

MANAGERS'
REPORT

In the first five months of the semiannual period, stock investors witnessed a capitulation in stock prices that tested not only their mettle but also their commitment to their long-term goals. The bear market in technology stocks spilled over into other industry sectors as capital spending came to a virtual halt and economic growth projections were revised downward. As a result, the outlook for earnings expectations turned abysmal. Stock prices regained some lost ground in the month of April after the Federal Reserve Board hinted that it may continue to cut rates further than the two percentage points it already had since January 3, giving investor confidence a small but crucial boost. Nevertheless, equity mutual funds suffered considerably over the period.

"...we modified the
 Fund's positions in
 technology stocks..."

FUND PERFORMANCE

Like so many growth-stock funds, John Hancock Large Cap Growth Fund was hard hit by the volatility. The Fund closed the semiannual period on April 30, 2001 with total returns for Class A, Class B and Class C shares of -34.39%, -34.59%, and -34.66% at net asset value, respectively. That compared with the -23.94% return of the average large-cap growth fund, according to Lipper, Inc. 1 For the same period, the S&P 500 Index returned -12.06% and the Fund's benchmark Russell Top 200 Growth Index returned -26.11%. Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

[A photo of Team leader William Braman flush right next to first paragraph.]

PORTFOLIO'S RISK REDUCED

Although growth-stock investing was out of favor, it wasn't this fact alone that made the investment environment challenging. Rather, it was the fact that risk became the dreaded four-letter word. If a security had any hint of risk -- no matter how great the potential reward -- its price got pummeled. Our strategy throughout the period was to substantially reduce the portfolio's risk and position it to tap the opportunities offered by those companies we believe will survive the market's current "winnowing out" phase. Though our decisions may, at first glance, appear to be top-down sector moves, every transaction we conducted was based on the growth potential, or lack thereof, of the individual stock itself.

REFOCUS IN TECHNOLOGY

Shortly into the fiscal period we modified the Fund's positions in technology stocks, eliminating some companies while reallocating assets to others. We moved away from emphasizing telecommunications equipment, networking and fiber-optics-related stocks because of the significant deterioration in the business fundamentals of so many of these companies. These companies have hit an old-fashioned manufacturing slump. We sold such names as Northern Telecom, JDS Uniphase Corp., Tycom, Redback Networks, Broadcom, Sycamore Networks, PMC Sierra, Brocade, Network Appliance and Altera.

"If a security had any
 hint of risk...its price got
 pummeled."

We reallocated assets into stocks in which we are more confident of their upward potential and ability to recover once the volatility dies down. Many of these currently represent the lower-risk portion of the technology sector because their valuations are relatively attractive and investor expectations are not quite so high. These included both software and hardware names such as Micron Technology, EMC, Microsoft, Nokia, IBM, VERITAS Software, VeriSign, Check Point Software Technologies, BEA Systems and Celestica. By period's end, the Fund's technology exposure was reduced to approximately 30% of net assets, down from roughly 50% in early November.

[Table at top left-hand side of page entitled "Top five industrial classifications." The first listing is Computers 21%, second is Medical 20%, the third Retail 11%, the fourth Diversified operations 11% and the fifth is Telecommunications 8%.]

HELD STEADY IN HEALTH CARE, FINANCE

We maintained a stable weighting in health-care and financial stocks throughout the period. In December, we added to health-care names such as Pharmacia, Pfizer and Merck; however, we sold Millennium Pharmaceuticals (profitability too far out), and Applied Biosciences (earnings estimate reductions). Recently, we purchased Amgen, an established biotech company, and Allergan, an eye-care pharmaceutical company.

The Fund's financial services holdings performed relatively better than the market average. Interestingly, many financial services stocks, which typically do well in a declining rate environment, came under pressure as investors dashed in and out of technology issues each time the Fed enacted a rate cut. However, we held most of our financial services positions steady, such as Wells Fargo, MBNA Corp., Charles Schwab and American International Group, believing that the decline in interest rates should eventually bode quite well for their stock prices.

CONSUMER SERVICES BOLSTERED

We increased the Fund's weighting in retail and media, from roughly 7% and 4% of net assets at the period's outset to approximately 11% and 7%, respectively, by fiscal midyear. Why increase consumer services when consumer and investor confidence is down? Our research tells us the weakness in financial markets and the economy is confined to technology capital goods. This weakness, we believe, will continue to be a corporate and capital-driven event rather than a consumer-driven one. We wanted to rotate out of capital goods (by reducing the technology companies mentioned above) and rotate into those consumer-oriented companies that we thought would fare better and not act as cyclical on the downside. We held steady in Wal-Mart, Home Depot and Bed Bath & Beyond and initiated new positions in Lowe's, Abercrombie & Fitch and Charter Communications.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Nortel Networks, Corp. followed by a down arrow with the phrase "Collapse in capital spending." The second listing is Wal-Mart followed by an up arrow with the phrase "Earnings outlook remained stable." The third listing is Taiwan Semiconductors followed by a down arrow with the phrase "Manufacturing slump."]

"We would not be surprised
 to see the beginnings of
 a recovery by calendar
 year end."

OUTLOOK

Although it has become clear that any technology company involved in the manufacturing of components and products must be looked at as somewhat cyclical, we remain optimistic about the long-term, above-average growth prospects of many technology issues. It is a productivity-driven business and any company looking to compete in a serious way has a mandate to invest in technology. The rebound in April leads us to believe that we may have seen the bottom of this market cycle, especially considering the likelihood of additional Fed rate cuts that would further reduce the cost of capital to corporations. We would not be surprised to see the beginnings of a recovery by calendar year end.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Russell Top 200
Growth Index, an
unmanaged index that
measures the perfor
mance of the Russell
Top 200 companies
with higher price-to-
book ratios and higher
forecasted growth
values.

It is not possible to
invest in an index.

                              Class A     Class B     Class C       Index
Inception date               12-24-68      1-3-94      6-1-98          --

Average annual returns with maximum sales charge (POP)
One year                      -45.66%     -45.89%     -44.33%     -32.83%
Five years                     -0.40%      -0.28%         --       14.88%
Ten years                       6.68%         --          --       14.49%
Since inception                   --        3.95%      -9.60%         --

Cumulative total returns with maximum sales charge (POP)
Six months                    -37.66%     -37.71%     -35.95%     -26.11%
One year                      -45.66%     -45.89%     -44.33%     -32.83%
Five years                     -1.99%      -1.37%         --      100.09%
Ten years                      90.88%         --          --      286.97%
Since inception                   --       32.76%     -25.46%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell Top 200 Growth Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $38,697 as of April 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, before sales charge, and is equal to $20,091 as of April 30, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $19,088 as of April 30, 2001.

                                                 Class B 1    Class C 1
Inception date                                    1-3-94       6-1-98
Without sales charge                             $13,276       $7,530
With maximum sales charge                             --       $7,455
Index                                            $31,017      $11,050

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 99.06%                                                                                     $404,367,701
(Cost $395,826,486)

Banks -- United States 2.93%                                                                              $11,948,510
      59,586   State Street Corp.                                                                           6,183,835
     122,731   Wells Fargo & Co.                                                                            5,764,675

Broker Services 2.95%                                                                                      12,063,181
      40,000   Goldman Sachs Group, Inc. (The)                                                              3,644,000
      62,000   Morgan Stanley Dean Witter & Co.                                                             3,892,980
     228,596   Schwab (Charles) Corp. (The)                                                                 4,526,201

Business Services -- Misc. 0.69%                                                                            2,816,640
      81,500   Paychex, Inc.                                                                                2,816,640

Computers 20.50%                                                                                           83,675,707
      40,000   Amdocs Ltd.*                                                                                 2,356,000
      60,650   BEA Systems, Inc.*                                                                           2,477,552
      75,000   Check Point Software Technologies Ltd.* (Israel)                                             4,704,750
     818,300   Cisco Systems, Inc.*                                                                        13,894,734
     302,260   Compaq Computer Corp.                                                                        5,289,550
     334,586   EMC Corp.*                                                                                  13,249,606
      79,000   International Business Machines Corp.                                                        9,096,060
      43,100   Juniper Networks, Inc.*                                                                      2,544,193
     239,050   Microsoft Corp.*                                                                            16,195,637
     262,000   Sun Microsystems, Inc.*                                                                      4,485,440
      57,300   VeriSign, Inc.*                                                                              2,938,344
     108,100   VERITAS Software Corp.*                                                                      6,443,841

Diversified Operations 10.77%                                                                              43,943,118
     505,456   General Electric Co.                                                                        24,529,780
     363,750   Tyco International Ltd.                                                                     19,413,338

Electronics 3.76%                                                                                          15,370,710
      70,698   Analog Devices, Inc.*                                                                        3,344,722
      91,000   Celestica, Inc.* (Canada)                                                                    4,650,100
      72,000   Micron Technology, Inc.*                                                                     3,267,360
      86,550   Xilinx, Inc.*                                                                                4,108,528

Fiber Optics 2.42%                                                                                          9,902,699
      82,400   CIENA Corp.*                                                                                 4,536,944
     244,231   Corning, Inc.                                                                                5,365,755

Finance   5.44%                                                                                            22,209,075
     299,073   Citigroup, Inc.                                                                             14,699,438
     210,649   MBNA Corp.                                                                                   7,509,637

Insurance 2.36%                                                                                             9,640,539
     117,855   American International Group, Inc.                                                           9,640,539

Media     6.92%                                                                                            28,230,213
     390,801   AOL Time Warner, Inc.*                                                                      19,735,451
      75,000   Charter Communications, Inc. (Class A)*                                                      1,605,750
     123,459   Clear Channel Communications, Inc.*                                                          6,889,012

Medical  19.83%                                                                                            80,959,186
      35,000   Allergan, Inc.                                                                               2,660,000
      65,000   Amgen, Inc.*                                                                                 3,974,100
     195,595   Cardinal Health, Inc.                                                                       13,183,103
      52,100   Genentech, Inc.*                                                                             2,735,250
     277,776   Medtronic, Inc.                                                                             12,388,810
     114,571   Merck & Co., Inc.                                                                            8,703,959
     521,561   Pfizer, Inc.                                                                                22,583,591
     214,075   Pharmacia Corp.                                                                             11,187,559
      67,870   Waters Corp.*                                                                                3,542,814

Retail   11.46%                                                                                            46,781,458
      90,000   Abercrombie & Fitch Co. (Class A)*                                                           2,997,000
     180,150   Bed Bath & Beyond, Inc.*                                                                     5,101,848
     150,000   Gap, Inc. (The)                                                                              4,156,500
     306,559   Home Depot, Inc. (The)                                                                      14,438,929
      72,000   Lowe's Cos., Inc.                                                                            4,536,000
     300,564   Wal-Mart Stores, Inc.                                                                       15,551,181

Schools/Education 0.42%                                                                                     1,710,500
      55,000   Apollo Group, Inc. (Class A)*                                                                1,710,500

Telecommunications 7.55%                                                                                   30,806,082
      90,000   Allegiance Telecom, Inc.*                                                                    1,619,100
     159,399   American Tower Corp. (Class A)*                                                              4,271,893
      56,850   Comverse Technology, Inc.*                                                                   3,894,225
     216,400   McLeodUSA, Inc. (Class A)*                                                                   1,915,140
     359,852   Nokia Corp., American Depositary Receipt (Finland)                                          12,303,340
     117,831   Scientific-Atlanta, Inc.                                                                     6,802,384

Utilities 1.06%                                                                                             4,310,083
      90,415   AES Corp. (The)*                                                                             4,310,083

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s OMITTED)
SHORT-TERM INVESTMENTS 2.01%                                                                               $8,208,000
(Cost $8,208,000)

Joint Repurchase Agreement 2.01%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. -- Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bonds 6.125% thru 8.125%,
due 08-15-19 thru 08-15-29)                                                      4.51          $8,208      $8,208,000

TOTAL INVESTMENTS 101.07%                                                                                $412,575,701

OTHER ASSETS AND LIABILITIES, NET (1.07%)                                                                 ($4,367,028)

TOTAL NET ASSETS 100.00%                                                                                 $408,208,673


* Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value
and the maxi-
mum offering
price per share.

ASSETS
Investments at value (cost $404,034,486)                         $412,575,701
Cash                                                                      587
Receivable for investments sold                                     2,559,103
Receivable for shares sold                                             68,548
Dividends and interest receivable                                      38,601
Other assets                                                           57,696

Total assets                                                      415,300,236

LIABILITIES
Payable for investments purchased                                   6,428,752
Payable for shares repurchased                                        108,446
Payable to affiliates                                                 440,884
Other payables and accrued expenses                                   113,481

Total liabilities                                                   7,091,563

NET ASSETS
Capital paid-in                                                   543,450,406
Accumulated net realized loss on investments                     (140,827,537)
Net unrealized appreciation of investments                          8,541,215
Accumulated net investment loss                                    (2,955,411)

Net assets                                                       $408,208,673

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($275,487,898 [DIV] 21,126,809 shares)                         $13.04
Class B ($129,616,148 [DIV] 10,685,554 shares)                         $12.13
Class C ($3,104,627 [DIV] 256,300 shares)                              $12.11

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($13.04 [DIV] 95%)                                            $13.73
Class C ($12.11 [DIV] 99%)                                             $12.23

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited). 1
This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $14,967)            $1,080,261
Interest                                                              232,976
Securities lending income                                              79,548

Total investment income                                             1,392,785

EXPENSES
Investment management fee                                           1,859,940
Class A distribution and service fee                                  486,409
Class B distribution and service fee                                  781,415
Class C distribution and service fee                                   14,448
Transfer agent fee                                                    946,624
Custodian fee                                                          53,329
Registration and filing fees                                           51,802
Accounting and legal services fee                                      48,517
Printing                                                               25,020
Auditing fee                                                           16,998
Trustees' fees                                                         15,807
Miscellaneous                                                          15,598
Interest expense                                                        4,232
Legal fees                                                              1,469

Total expenses                                                      4,321,608

Net investment loss                                                (2,928,823)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                 (140,028,665)
Change in net unrealized appreciation (depreciation)
on investments                                                    (83,164,967)

Net realized and unrealized loss                                 (223,193,632)

Decrease in net assets from operations                          ($226,122,455)

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
and any increase
or decrease in
money share
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00          4-30-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment loss                            ($9,693,401)     ($2,928,823)
Net realized gain (loss)                        39,807,898     (140,028,665)
Change in net unrealized
  appreciation (depreciation)                  (88,157,503)     (83,164,967)

Decrease in net assets
  resulting from operations                    (58,043,006)    (226,122,455)

Distributions to shareholders
From net realized gain
Class A                                        (50,047,115)     (16,145,029)
Class B                                        (34,402,171)      (9,758,462)
Class C                                           (155,747)        (140,042)
                                               (84,605,033)     (26,043,533)

From fund share transactions                     8,726,562       (3,401,996)

NET ASSETS
Beginning of period                            797,698,134      663,776,657

End of period 2                               $663,776,657     $408,208,673

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Includes accumulated net investment loss of $26,588 and $2,955,411, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                12-31-95    10-31-96 1  10-31-97    10-31-98    10-31-99    10-31-00     4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $15.89      $19.51      $23.28      $24.37      $22.27      $25.04      $20.73
Net investment loss 3                          (0.09)      (0.13)      (0.12)      (0.11)      (0.17)      (0.23)      (0.07)
Net realized and unrealized
  gain (loss) on investments                    4.40        3.90        3.49        2.17        5.65       (1.48)      (6.82)
Total from
  investment operations                         4.31        3.77        3.37        2.06        5.48       (1.71)      (6.89)
Less distributions
From net realized gain                         (0.69)         --       (2.28)      (4.16)      (2.71)      (2.60)      (0.80)
Net asset value,
  end of period                               $19.51      $23.28      $24.37      $22.27      $25.04      $20.73      $13.04
Total return 4 (%)                             27.17       19.32 5     16.05        9.80       27.58       (8.15)     (34.39) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $242        $279        $303        $382        $484        $421        $275
Ratio of expenses to
  average net assets (%)                        1.48        1.48 6      1.44        1.40        1.35        1.36        1.53 6
Ratio of net investment
  loss to average
  net assets (%)                               (0.46)      (0.73) 6    (0.51)      (0.50)      (0.70)      (0.97)      (0.96) 6
Portfolio turnover (%)                            68 7        59         133         153 7       183         162          38

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                12-31-95    10-31-96 1  10-31-97    10-31-98    10-31-99    10-31-00     4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                         $15.83      $19.25      $22.83      $23.70      $21.38      $23.74      $19.40
Net investment loss 3                          (0.26)      (0.26)      (0.27)      (0.25)      (0.31)      (0.37)      (0.11)
Net realized and unrealized
  gain (loss) on investments                    4.37        3.84        3.42        2.09        5.38       (1.37)      (6.36)
Total from
  investment operations                         4.11        3.58        3.15        1.84        5.07       (1.74)      (6.47)
Less distributions
From net realized gain                         (0.69)         --       (2.28)      (4.16)      (2.71)      (2.60)      (0.80)
Net asset value,
  end of period                               $19.25      $22.83      $23.70      $21.38      $23.74      $19.40      $12.13
Total return 4 (%)                             26.01       18.60 5     15.33        9.04       26.70       (8.79)     (34.59) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $16         $25         $36        $217        $312        $239        $130
Ratio of expenses to
  average net assets (%)                        2.31        2.18 6      2.13        2.08        2.02        2.05        2.15 6
Ratio of net investment
  loss to average
  net assets (%)                               (1.39)      (1.42) 6    (1.20)      (1.16)      (1.37)      (1.66)      (1.59) 6
Portfolio turnover (%)                            68 7        59         133         153 7       183         162          38

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                10-31-98 8  10-31-99    10-31-00     4-30-01 2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $21.43      $21.37      $23.73      $19.39
Net investment loss 3                          (0.10)      (0.31)      (0.37)      (0.12)
Net realized and unrealized
  gain (loss) on investments                    0.04        5.38       (1.37)      (6.36)
Total from
  investment operations                        (0.06)       5.07       (1.74)      (6.48)
Less distributions
From net realized gain                            --       (2.71)      (2.60)      (0.80)
Net asset value, end of period                $21.37      $23.73      $19.39      $12.11
Total return 4 (%)                             (0.28) 5    26.72       (8.80)     (34.66) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)          -- 9         $1          $3          $3
Ratio of expenses to average net assets (%)    $2.10 6      2.05        2.06        2.23 6
Ratio of net investment
  loss to average net assets (%)               (1.14) 6    (1.36)      (1.71)      (1.67) 6
Portfolio turnover (%)                           153 7       183         162          38

1 Effective 10-31-96, the fiscal period end changed from December 31 to October 31.

2 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

3 Based on the average of the shares outstanding at the end of each month.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Annualized.

7 Portfolio turnover rate excludes merger activity.

8 Class C shares began operations on 6-1-98.

9 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,720,375, and the weighted average interest rate was 5.90%. Interest expense includes $2,588 paid under the line of credit. There was no outstanding borrowing under the line of credit on April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $18,016,350 collateralized by securities in the amount of $18,376,763.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended April 30, 2001, JH Funds received net up-front sales charges of $313,479 with regard to sales of Class A shares. Of this amount, $29,031 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $207,198 was paid as sales commissions to unrelated broker-dealers and $77,250 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $10,871 with regard to sales of Class C shares. Of this amount, $7,251 was paid as sales commissions to unrelated broker-dealers and $3,620 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $187,380 for Class B shares and $952 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $190,098,012 and $222,696,171, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $404,730,629. Gross unrealized appreciation and depreciation of investments aggregated $77,484,194 and $69,639,122, respectively, resulting in net unrealized appreciation of $7,845,072.

NOTE D
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                   YEAR ENDED 10-31-00                PERIOD ENDED 4-30-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                       5,654,099      $134,661,975         3,479,255       $53,664,059
Distributions
reinvested                 1,962,883        46,599,078           830,006        15,363,488
Repurchased               (6,624,254)     (157,146,910)       (3,511,270)      (52,283,328)
Net increase                 992,728       $24,114,143           797,991       $16,744,219

CLASS B SHARES
Sold                       4,126,439       $92,609,687         1,450,089       $20,529,383
Distributions
reinvested                 1,292,439        28,912,218           476,031         8,221,042
Repurchased               (6,244,702)     (139,338,666)       (3,557,658)      (50,043,103)
Net decrease                 825,824      ($17,816,761)       (1,631,538)     ($21,292,678)

CLASS C SHARES
Sold                         219,079        $4,892,316           171,926        $2,324,183
Distributions
reinvested                     5,950           133,107             7,607           131,298
Repurchased                 (114,939)       (2,596,243)          (94,719)       (1,309,018)
Net increase                 110,090        $2,429,180            84,814        $1,146,463

NET INCREASE (DECREASE)      276,994        $8,726,562          (748,733)      ($3,401,996)


1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Large Cap Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

200SA  4/01
       6/01






John Hancock
Mid Cap
Growth
Fund

SEMI
ANNUAL
REPORT

4.30.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 25

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing primar
ily in stocks of
medium capital
ization companies
(in the capitaliza
tion range of the
Russell Midcap
Growth Index)
with above-
average earnings
growth.

Over the last six months

* Mid caps tumbled as economic growth slowed and earnings fell short.

* Slower corporate spending hurt the Fund's technology investments in a difficult environment for growth stocks.

* The Fund became more broadly diversified with a new stake in retail.

[Bar chart with heading "John Hancock Mid Cap Growth Fund." Under the heading is a note that reads "For the six months ended April 30, 2001." The chart is scaled in increments of 10% with -40% at the bottom and 0% at the top. The first bar represents the -31.67% total return for Class A. The second bar represents the -31.96% total return for Class B. The third bar represents the -31.91% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.6%   Waters
 2.5%   Parametric Technology
 2.4%   Scientific-Atlanta
 2.0%   Comverse Technology
 2.0%   Providian Financial
 1.8%   McLeodUSA (Class A)
 1.7%   Dobson Communications (Class A)
 1.7%   Aeroflex
 1.7%   VeriSign
 1.6%   Western Wireless (Class A)

As a percentage of net assets on April 30, 2001.



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND TIMOTHY N. MANNING, PORTFOLIO MANAGER

John Hancock
Mid Cap Growth
Fund

MANAGERS'
REPORT

Mid-cap stocks were one of the last holdouts in the stock market debacle that began in the spring of 2000. By late last year, however, the economic slowdown finally forced investors to pull the plug on mid caps. Growth stocks, especially in the technology and telecommunications areas, were especially hard hit, as investors shifted into safer havens like energy, utilities and financials. Interest-rate cuts in January sparked a brief rally. But slower corporate spending in the ensuing months along with reduced earnings expectations rattled investor confidence. Mid-cap stock prices started sliding again, despite further declines in interest rates. Fortunately, stock prices rebounded in April as some companies reported that they would beat lowered earnings expectations for the first quarter. But the recovery erased only a portion of the previous months' decline, leaving the Russell Midcap Growth Index with a disappointing -27.99% return for the six months ended April 30, 2001. This compared with a -12.06% return for the Standard & Poor's 500 Index.

"...slower corporate
 spending...along with
 reduced earnings
 expectations rattled
 investor confidence."

PERFORMANCE REVIEW

In this difficult environment, John Hancock Mid Cap Growth Fund's Class A, Class B and Class C shares returned -31.67%, -31.96% and -31.91% at net asset value, respectively, for the six months ended April 30, 2001. The Fund trailed the average multi-cap growth fund, which returned -26.94%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from these performance numbers if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for long-term performance information. Despite the downturn in the mid-cap sector, the Fund maintained its disciplined focus on companies with market capitalizations between $1 billion and $12 billion.

[A photo of Team leader Barbara Friedman flush right next to first paragraph.]

TECHNOLOGY AND TELECOM LOSSES

Our investments in both technology and telecommunications hurt performance. In the tech sector, we held an average-size stake that included storage stocks like Brocade Communications Systems and supply-chain management software names like Parametric Technology, i2 Technologies and Manugistics Group. All held up well until late last year, then suffered sharp declines as investors became concerned that slower corporate spending would hurt earnings. We held on, but sold other tech stocks where long-term profitability looked less promising, including Ariba, a business-to-business company. Our above-average stake in the beleaguered telecommunications sector also hurt performance. We stuck with our investments in well-funded companies that are successfully growing their businesses, including competitive local exchange carriers like XO Communications and McLeodUSA. Unfortunately, most telecom stocks posted declines of 50% or more during the period, as some newer entrants went out of business and others had continued difficulty obtaining financing to build out their networks. We held on, however, believing stocks like the ones we own have been unfairly punished and will bounce back.

ENERGY AND FINANCE GAINS

Our energy and utility investments beat earnings expectations as oil and gas companies increased exploration and production spending. Energy stock prices rose in the face of tight and declining natural gas supplies. Gas is a domestic commodity that cannot be imported, but is in high demand by industrial America. Many of our best performers were gas-oriented companies, including El Paso Energy, BJ Services and Weatherford International. Worldwide drillers like Transocean Sedco Forex and Santa Fe International also posted strong returns as demand for their rigs increased. Calpine, an independent power producer with a strong base of low-cost plants, also did well, benefiting from power shortages in the West.

"Our above-average stake
 in the beleaguered
 telecommunications sector
 also hurt performance."

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Electronics 18%, the second is Telecommunications 16%, the third Computers 14%, the fourth Medical 13%, and the fifth Oil & gas 8%.]

BROADER DIVERSIFICATION

Our strategy throughout the period was to broaden the Fund's diversification. We maintained an above-average stake in financials, which did well in the falling interest-rate environment. We took some profits, selling USA Education (formerly Sallie Mae), a student loan agency, but adding credit-card companies like Providian Financial and Capital One Financial. Their stock prices had fallen on the expectation that there would be a big increase in personal bankruptcies with the slowing economy. So far this has not happened. We also invested in retail stocks, expecting consumer spending to pick up once the economy improves. Our best performer in this area was Bed Bath & Beyond, which benefited as consumers continued to spend on home accessories. In the health-care area, we kept a sizable but downsized stake, taking profits in health-service names early in the New Year. We kept market leaders like Waters, which makes analytical equipment for the pharmaceutical industry, but sold its competitor Applera as it lost market share. Within the technology area, we boosted our investments in leading niche companies like Scientific-Atlanta, the largest producer of digital set-top boxes for cable television, and Comverse Technology, a dominant provider of value-added telecom services like voice mail.


Types of investments in the Fund As of April 30, 2001

[Pie chart at bottom of page with heading "Types of investments in the Fund As of April 30, 2001." The chart is divided into two sections (from top to left): Common stock 96% and Short-term investments & other 4%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is BJ Services followed by an up arrow with the phrase "Increased spending on exploration and production." The second listing is Palm followed by a down arrow with the phrase "Investor concerns about new product transition." The third listing is Brocade Communications followed by a down arrow with the phrase "Corporations defer spending in storage area."]

GROWING HOPE

We are becoming increasingly optimistic that we are nearing a point where the economy will stabilize and fuel a rebound in the stock market. In many respects, the stage is set. Short-term interest rates have come down two full percentage points during the first four months of 2001, with more interest-rate cuts expected. Stock prices have declined sharply, and earnings expectations have come down substantially. First-quarter earnings releases have been encouraging, with some companies beating reduced expectations. Within the technology sector, particularly in the semiconductor and personal computer industries, there has also been some evidence that declines are moderating and business could be stabilizing. Over the summer -- traditionally a weak season for stocks -- investors will be watching for more evidence that the market and economy are near the bottom of their cycles. We expect the market to remain volatile until a positive trend emerges and earnings become more predictable. But once the economy improves, it should be much easier for companies of all sizes to beat lower earnings expectations and propel stock prices up.

"We expect the market to
 remain volatile until a
 positive trend emerges and
 earnings become more
 predictable."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Standard & Poor's 500
Index, Index 1, an
unmanaged index that
includes 500 widely
traded common
stocks. Also shown on
page 7 is the Russell
Midcap Growth Index,
Index 2, an unman-
aged index that
contains those securi-
ties from the Russell
Midcap Index with a
greater-than-average
growth orientation.

It is not possible to
invest in an index.

                              Class A      Class B      Class C      Index 1
Inception date                11-1-93      11-1-93       6-1-98         --

Average annual returns with maximum sales charge (POP)
One year                      -36.24%      -36.58%      -34.68%      -12.97%
Five years                      4.60%        4.63%          --        15.56%
Since inception                 8.12%        8.10%        3.01%          --

Cumulative total returns with maximum sales charge (POP)
Six months                    -35.07%      -35.19%      -33.22%      -12.06%
One year                      -36.24%      -36.58%      -34.68%      -12.97%
Five years                     25.20%       25.42%          --       106.09%
Since inception                79.48%       79.21%        9.02%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Index 1 and is equal to $30,779 as of April 30, 2001. The second line represents the Index 2 and is equal to $26,638 as of April 30, 2001. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund, before sales charge, and is equal to $18,898 as of April 30, 2001. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $17,948 as of April 30, 2001.

                                          Class B 1         Class C 1
Inception date                            11-1-93            6-1-98
Without sales charge                      $17,921           $11,011
With maximum sales charge                      --           $10,901
Index 1                                   $26,368           $11,880
Index 2                                   $30,779           $12,643

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 95.81%                                                                                     $269,319,739
(Cost $264,489,773)

Advertising 0.61%                                                                                          $1,712,520
      35,500   TMP Worldwide, Inc.*                                                                         1,712,520

Banks -- United States 2.94%                                                                                8,253,577
     103,542   Mellon Financial Corp.                                                                       4,237,974
      61,750   Northern Trust Corp.                                                                         4,015,603

Broker Services 1.63%                                                                                       4,582,952
      24,596   Bear Stearns Cos., Inc.                                                                      1,237,179
      45,990   Lehman Brothers Holdings, Inc.                                                               3,345,773

Computers 13.81%                                                                                           38,816,700
      79,300   Brocade Communications Systems, Inc.*                                                        3,012,607
      21,547   DST Systems, Inc.*                                                                           1,058,389
      24,500   Electronic Arts, Inc.*                                                                       1,387,190
      26,331   EMC Corp.*                                                                                   1,042,708
      54,900   Emulex Corp.*                                                                                1,971,459
     140,300   Exodus Communications, Inc.*                                                                 1,346,880
      41,950   Fiserv, Inc.*                                                                                2,321,513
      79,100   i2 Technologies, Inc.*                                                                       1,377,131
      94,950   Manugistics Group, Inc.*                                                                     3,220,704
         969   McDATA Corp. (Class A)*                                                                         22,122
      70,740   McDATA Corp. (Class B)*                                                                      1,974,353
      37,100   Mercury Interactive Corp.*                                                                   2,454,165
      44,900   Micromuse, Inc.*                                                                             2,222,550
     625,700   Parametric Technology Corp.*                                                                 7,132,980
      30,950   Siebel Systems, Inc.*                                                                        1,410,701
      38,411   SunGard Data Systems, Inc.*                                                                  2,122,976
      92,400   VeriSign, Inc.*                                                                              4,738,272

Electronics 17.74%                                                                                         49,868,764
     114,477   Advanced Micro Devices, Inc.*                                                                3,548,787
     319,374   Aeroflex, Inc.*                                                                              4,761,866
      89,252   Analog Devices, Inc.*                                                                        4,222,512
     223,900   Atmel Corp.*                                                                                 3,109,971
      56,781   International Rectifier Corp.*                                                               3,151,346
      52,450   KLA-Tencor Corp.*                                                                            2,882,652
      92,450   Lam Research Corp.*                                                                          2,736,520
      36,950   Molex, Inc.                                                                                  1,492,410
      96,135   National Semiconductor Corp.*                                                                2,768,687
      52,800   Novellus Systems, Inc.*                                                                      2,911,920
      45,450   ONI Systems Corp.*                                                                           1,633,019
      54,550   PMC-Sierra, Inc.* (Canada)                                                                   2,269,280
      42,450   QLogic Corp.*                                                                                1,820,681
     126,056   Tektronix, Inc.*                                                                             3,050,555
      62,100   Vitesse Semiconductor Corp.*                                                                 2,105,190
     141,827   Waters Corp.*                                                                                7,403,368

Energy 0.95%                                                                                                2,681,038
      47,044   Calpine Corp.*                                                                               2,681,038

Finance   5.29%                                                                                            14,870,629
      55,368   Affiliated Managers Group, Inc.*                                                             3,112,789
      43,083   Capital One Financial Corp.                                                                  2,708,197
      76,500   Concord EFS, Inc.*                                                                           3,561,075
     102,975   Providian Financial Corp.                                                                    5,488,568

Food 0.23%                                                                                                    652,391
      32,767   Sara Lee Corp.                                                                                 652,391

Insurance 2.98%                                                                                             8,384,900
      86,192   Ace, Ltd.                                                                                    3,077,054
      47,519   Ambac Financial Group, Inc.                                                                  2,556,997
      43,083   Everest Re Group, Ltd. (Bermuda)                                                             2,750,849

Media 2.88%                                                                                                 8,085,051
     137,450   Charter Communications, Inc. (Class A)*                                                      2,942,804
      36,242   Clear Channel Communications, Inc.*                                                          2,022,304
      72,679   Hispanic Broadcasting Corp.*                                                                 1,742,116
      31,522   Univision Communications, Inc. (Class A)*                                                    1,377,827

Medical 13.12%                                                                                             36,886,426
      71,500   Alkermes, Inc.*                                                                              2,190,760
      35,863   Allergan, Inc.                                                                               2,725,588
      42,857   Forest Laboratories, Inc.*                                                                   2,620,706
     247,307   HEALTHSOUTH Corp.*                                                                           3,474,663
      44,100   Human Genome Sciences, Inc.*                                                                 2,832,543
      51,200   IDEC Pharmaceuticals Corp.*                                                                  2,519,040
     110,850   Inhale Therapeutic Systems, Inc.*                                                            3,691,305
      41,400   Invitrogen Corp.*                                                                            2,919,114
      63,097   King Pharmaceuticals, Inc.*                                                                  2,658,277
      61,050   MedImmune, Inc.*                                                                             2,390,108
      96,000   Oxford Health Plans, Inc.*                                                                   2,985,600
      24,706   Trigon Healthcare, Inc.*                                                                     1,487,548
      19,714   Varian Medical Systems, Inc.*                                                                1,358,295
      30,869   Wellpoint Health Networks, Inc.*                                                             3,032,879

Oil & Gas 8.21%                                                                                            23,090,246
      57,126   Baker Hughes, Inc.                                                                           2,244,481
      36,798   BJ Services Co.*                                                                             3,026,636
      48,031   Cooper Cameron Corp.*                                                                        3,028,835
      62,371   El Paso Energy Partners, L.P.                                                                4,291,124
     102,779   Santa Fe International Corp.                                                                 3,905,602
      57,284   Transocean Sedco Forex, Inc.                                                                 3,109,376
      59,835   Weatherford International, Inc.*                                                             3,484,192

Retail 6.52%                                                                                               18,324,600
     104,734   Abercrombie & Fitch Co. (Class A)*                                                           3,487,642
     119,250   Bed Bath & Beyond, Inc.*                                                                     3,377,160
      69,861   BJ's Wholesale Club, Inc.*                                                                   3,164,703
      73,503   Ethan Allen Interiors, Inc.                                                                  2,609,357
      59,947   Talbots, Inc.                                                                                2,508,782
     101,403   TJX Cos., Inc.                                                                               3,176,956

Telecommunications 16.40%                                                                                  46,094,976
     173,425   Allegiance Telecom, Inc.*                                                                    3,119,916
      49,088   Amdocs Ltd.*                                                                                 2,891,283
     133,236   American Tower Corp. (Class A)*                                                              3,570,725
      80,350   Comverse Technology, Inc.*                                                                   5,503,975
     122,970   Crown Castle International Corp.*                                                            3,011,535
     336,970   Dobson Communications Corp. (Class A)*                                                       4,859,106
     185,427   Global Crossing Ltd.* (Bermuda)                                                              2,323,400
     581,020   McLeodUSA, Inc. (Class A)*                                                                   5,142,027
     118,960   Scientific-Atlanta, Inc.                                                                     6,867,561
      67,600   Time Warner Telecom, Inc. (Class A)*                                                         3,423,940
     102,000   Western Wireless Corp. (Class A)*                                                            4,542,060
     213,600   XO Communications, Inc. (Class A)*                                                             839,448

Textile 2.14%                                                                                               6,011,019
      87,283   Coach, Inc.*                                                                                 2,831,461
      80,009   Jones Apparel Group, Inc.*                                                                   3,179,558

Utilities 0.36%                                                                                             1,003,950
      33,465   Reliant Resources, Inc.*                                                                     1,003,950

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION                                                              RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 4.04%                                                                              $11,355,000
(Cost $11,355,000)

Joint Repurchase Agreement 4.04%
Investment in a joint repurchase agreement transaction with
Barclays Capital, Inc. -- Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bonds 6.125% thru 8.125%,
due 08-15-19 thru 08-15-29)                                                      4.51%         $11,355    $11,355,000

TOTAL INVESTMENTS 99.85%                                                                                 $280,674,739

OTHER ASSETS AND LIABILITIES, NET 0.15%                                                                      $425,543

TOTAL NET ASSETS 100.00%                                                                                 $281,100,282


* Non-income-producing security.

  Parenthetical disclosure of a foreign country in the security represents country of foreign issuer.

  The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

For the period ending
April 30, 2001
(unaudited).

This table shows
the percentages
of the Fund's
investments
aggregated by
various countries.

                                     VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                      OF NET ASSETS
Bermuda                                               1.81%
Canada                                                0.81
United States                                        97.23

Total investments                                    99.85%

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $275,844,773)                         $280,674,739
Cash                                                                      924
Receivable for investments sold                                     5,144,086
Receivable for shares sold                                             83,083
Dividends and interest receivable                                      30,132
Other assets                                                           34,949

Total assets                                                      285,967,913

LIABILITIES
Payable for investments purchased                                   4,418,225
Payable for shares repurchased                                         63,681
Payable to affiliates                                                 288,317
Other payables and accrued expenses                                    97,408

Total liabilities                                                   4,867,631

NET ASSETS
Capital paid-in                                                   310,785,148
Accumulated net realized loss on investments                      (32,032,617)
Net unrealized appreciation of investments                          4,829,966
Accumulated net investment loss                                    (2,482,215)

Net assets                                                       $281,100,282

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($123,191,003 [DIV] 11,805,859 shares)                         $10.43
Class B ($153,699,209 [DIV] 15,758,181 shares)                          $9.75
Class C ($4,210,070 [DIV] 431,950 shares)                               $9.75

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.43 [DIV] 95%)                                           $10.99
Class C ($9.75 [DIV] 99%)                                               $9.85

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2001
(unaudited).1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                            $299,727
Securities lending income                                             231,720
Interest                                                              201,361

Total investment income                                               732,808

EXPENSES
Investment management fee                                           1,308,003
Class A distribution and service fee                                  210,243
Class B distribution and service fee                                  911,596
Class C distribution and service fee                                   22,598
Transfer agent fee                                                    618,038
Custodian fee                                                          42,140
Accounting and legal services fee                                      31,987
Printing                                                               14,522
Auditing fee                                                           13,984
Trustees' fees                                                         10,002
Registration and filing fees                                            7,419
Miscellaneous                                                           5,722
Legal fees                                                              1,155

Total expenses                                                      3,197,409

Net investment loss                                                (2,464,601)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                  (31,477,935)
Change in net unrealized appreciation (depreciation)
on investments                                                   (102,977,356)

Net realized and unrealized loss                                 (134,455,291)

Decrease in net assets from operations                          ($136,919,892)

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid
to shareholders
and any increase
or decrease in
money share
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00          4-30-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($5,859,670)     ($2,464,601)

Net realized gain (loss)                        38,277,590      (31,477,935)
Change in net unrealized
appreciation (depreciation)                     46,416,551     (102,977,356)
Increase (decrease) in net assets
resulting from operations                       78,834,471     (136,919,892)

Distributions to shareholders
From net realized gain
Class A                                         (7,725,298)      (8,459,284)
Class B                                        (10,531,936)     (12,235,270)
Class C                                            (30,130)        (268,824)
                                               (18,287,364)     (20,963,378)

From fund share transactions                   103,602,298       16,659,805

NET ASSETS
Beginning of period                            258,174,342      422,323,747

End of period 2                               $422,323,747     $281,100,282

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Includes accumulated net investment loss of $17,614 and $2,482,215, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                10-31-96    10-31-97    10-31-98    10-31-99    10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $9.32      $10.92      $11.40       $9.11      $12.85      $16.03
Net investment loss 2                          (0.11)      (0.06)      (0.09)      (0.12)      (0.17)      (0.07)
Net realized and unrealized
gain (loss) on investments                      3.34        1.00       (0.89)       3.86        4.23       (4.76)
Total from investment
operations                                      3.23        0.94       (0.98)       3.74        4.06       (4.83)
Less distributions
From net realized gain                         (1.63)      (0.46)      (1.31)         --       (0.88)      (0.77)
Net asset value,
end of period                                 $10.92      $11.40       $9.11      $12.85      $16.03      $10.43
Total return 3 (%)                             36.15        8.79       (9.40)      41.05       33.26      (31.67) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $157        $142        $101        $112        $176        $123
Ratio of expenses to
average net assets (%)                          1.59        1.59        1.59        1.60        1.46        1.56 5
Ratio of net investment loss
to average net assets (%)                      (1.00)      (0.57)      (0.86)      (1.14)      (1.08)      (1.11) 5
Portfolio turnover (%)                           240         317         168         153         146          72

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                10-31-96    10-31-97    10-31-98    10-31-99    10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $9.19      $10.67      $11.03       $8.72      $12.22      $15.08
Net investment loss 2                          (0.18)      (0.13)      (0.15)      (0.18)      (0.27)      (0.10)
Net realized and unrealized
gain (loss) on investments                      3.29        0.95       (0.85)       3.68        4.01       (4.46)
Total from investment
operations                                      3.11        0.82       (1.00)       3.50        3.74       (4.56)
Less distributions
From net realized gain                         (1.63)      (0.46)      (1.31)         --       (0.88)      (0.77)
Net asset value,
end of period                                 $10.67      $11.03       $8.72      $12.22      $15.08       $9.75
Total return 3 (%)                             35.34        7.84       (9.97)      40.14       32.30      (31.96) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $239        $205        $134        $146        $241        $154
Ratio of expenses to
average net assets (%)                          2.29        2.28        2.27        2.23        2.16        2.26 5
Ratio of net investment loss
to average net assets (%)                      (1.70)      (1.25)      (1.54)      (1.77)      (1.78)      (1.81) 5
Portfolio turnover (%)                           240         317         168         153         146          72

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                10-31-98 6  10-31-99    10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $9.99       $8.72      $12.21      $15.07
Net investment loss 2                          (0.06)      (0.19)      (0.27)      (0.10)
Net realized and unrealized
gain (loss) on investments                     (1.21)       3.68        4.01       (4.45)
Total from investment
operations                                     (1.27)       3.49        3.74       (4.55)
Less distributions
From net realized gain                            --          --       (0.88)      (0.77)
Net asset value,
end of period                                  $8.72      $12.21      $15.07       $9.75
Total return 3 (%)                            (12.71) 4    40.02       32.32      (31.91) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 7        -- 7        $5          $4
Ratio of expenses to
average net assets (%)                          2.29 5      2.30        2.16        2.26 5
Ratio of net investment loss
to average net assets (%)                      (1.66) 5    (1.82)      (1.80)      (1.81) 5
Portfolio turnover (%)                           168         153         146          72

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Not annualized.

5 Annualized.

6 Class C shares began operations on 6-1-98.

7 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $17,203,161 collateralized by securities in the amount of $17,551,768.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 2000 the Fund had $4,132,330 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: October 31, 2001 -- $149,103 and October 31, 2002 -- $3,983,227. Availability of a
certain amount of loss carryforwards, which were acquired on September 6, 1996 and December 16, 1994 in mergers, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $291,608 with regard to sales of Class A shares. Of this amount, $60,764 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $174,808 was paid as sales commissions to unrelated broker-dealers and $56,036 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $11,622 with regard to sales of Class C shares. Of this amount, $9,920 was paid as sales commissions to unrelated broker-dealers and $1,702 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $111,692 for Class B shares and $5,904 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $234,466,208 and $245,090,116, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $275,872,102. Gross unrealized appreciation and depreciation of investments aggregated $45,430,157 and $40,627,520, respectively, resulting in net unrealized appreciation of $4,802,637.

NOTE D
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                   YEAR ENDED 10-31-00                PERIOD ENDED 4-30-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                       7,007,167      $113,792,310         3,184,818       $39,814,709
Distributions
reinvested                   559,925         7,234,539           516,296         8,043,886
Repurchased               (5,290,216)      (84,452,496)       (2,897,874)      (34,120,516)
Net increase               2,276,876       $36,574,353           803,240       $13,738,079

CLASS B SHARES
Sold                       6,140,752       $96,363,708         1,246,207       $14,651,896
Distributions
reinvested                   792,521         9,700,479           734,134        10,732,168
Repurchased               (2,907,340)      (44,027,463)       (2,184,736)      (23,539,065)
Net increase (decrease)    4,025,933       $62,036,724          (204,395)       $1,844,999

CLASS C SHARES
Sold                         345,301        $5,336,113           176,841        $1,939,482
Distributions
reinvested                     1,965            24,049            15,197           222,024
Repurchased                  (24,310)         (368,941)         (105,647)       (1,084,779)
Net increase                 322,956        $4,991,221            86,391        $1,076,727

NET INCREASE               6,625,765      $103,602,298           685,236       $16,659,805


1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Mid Cap Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

390SA  4/01
       6/01






John Hancock
International
Fund

SEMI
ANNUAL
REPORT

4.30.01


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund
at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29

Dear Fellow Shareholders,

The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth of
capital by investing
primarily in stocks of
foreign companies.

Over the last six months

* The global economy continued slowing and interest rates fell.

* Technology stocks plunged until April, when they began to rebound from 52-week lows.

* Growth stocks fell out of investor favor, contributing to the Fund's decline.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2001." The chart is scaled in increments of 6% with -18% at the bottom and 0% at the top. The first bar represents the -17.25% total return for Class A. The second bar represents the -17.59% total return for Class B. The third bar represents the -17.57% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.2%   NTT DoCoMo
 2.0%   Nissan Motor Co.
 1.6%   SAP AG
 1.6%   Transocean Sedco Forex
 1.5%   Santa Fe International
 1.5%   Precision Drilling
 1.3%   Schlumberger
 1.3%   Anderson Exploration
 1.3%   Diageo
 1.3%   Nestle SA

As a percentage of net assets on April 30, 2001.



BY LORETTA MORRIS AND RANDY KAHN, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
International
Fund

MANAGERS'
REPORT

On December 14, 2000, Nicholas-Applegate Capital Management assumed management responsibility for the Fund under a new subadvisory agreement that shareholders approved in April. Founded in 1984, Nicholas-Applegate is a recognized leader in U.S. equity, global and international equity, and specialized strategy management, managing more than $28 billion for institutional and individual investors.

"The largest drag on Fund
 performance...was the
 plunge in once-popular
 'TMT' (technology, media
 and telecommunications)
 stocks."

The six-month period ended April 30, 2001 was a tale of two markets. Throughout much of the period, the international stock markets continued to fall, as slowing growth on a global scale and decelerating corporate earnings sent nervous investors to the sidelines.

In response, the U.S. Federal Reserve slashed interest rates four times for a total easing of 200 basis points (two percentage points), matched by more than 50 interest rate reductions by central banks worldwide. As investors began to anticipate the stimulative effects of monetary easing, the equity markets regained their footing in April and markets in most countries rallied, although not enough to overcome the earlier losses.

FUND PERFORMANCE

For the six months ended April 30, 2001, the Fund's Class A, Class B and Class C shares posted total returns of -17.25%, -17.59% and -17.57%, respectively, at net asset value. During the same period, the average international fund returned -9.48%, according to Lipper, Inc., 1 while the benchmark MSCI All Country World Free ex-U.S. Index returned -17.31%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

TMT HOLDS FUND BACK

The largest drag on Fund performance during the period was the plunge in once-popular "TMT" (technology, media and telecommunications) stocks. These once high-flying issues came back to earth as investors began to fret over soaring price-to-earnings multiples and negligible (if not negative) earnings. Japan was especially hard hit by the investor rotation out of TMT stocks, since at its February 2000 peak, this sector represented over 40% of Japanese stock market capitalization.

For the six months ended April 30, the Fund's information technology stocks fell 42% compared to the 29% drop in the benchmark's equivalent sector. Meanwhile, telecommunication services equities in the Fund declined 24%, while stocks in the same sector of the benchmark shed 22%. Specifically, telecommunications names such as Nortel Networks of Canada, U.K.-based Vodafone and Alcatel of France hurt Fund returns for the reporting period.

"...we have moved to transi
 tion the portfolio to be
 consistent with Nicholas-
 Applegate's investment
 approach..."

GROWTH OUT OF FAVOR

A key phenomenon that we witnessed in the early months of 2001 was an aversion to growth-oriented stocks. As bottom-up investors, we select companies for their strong fundamentals. However, as the year began, investors shunned these issues in favor of low-quality, low-priced stocks with poor or deteriorating fundamentals and weak outlooks that were bouncing up from 52-week lows. Because these are not the type of stocks in which we invest, the Fund's returns suffered relative to its peers, many of which benefited as weak, low-quality stocks rebounded from a combination of the "January effect" and the Federal Reserve's first half-point rate cut of the year.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Oil & gas 14%, the second is Telecommunications 12%, the third Medical 9%, the fourth Electronics 9%, and the fifth
Banks-foreign 7%.]

STRATEGY REVIEW

Since assuming management of the Fund, we have moved to transition the portfolio to be consistent with Nicholas-Applegate's investment approach, including paring the holdings so that we hold bigger positions in fewer names. Our philosophy and process rely on targeting companies with three attributes: they are poised to benefit from positive change such as innovation or higher-than-expected earnings; they are positioned to sustain this positive change over time; and they are beginning to be recognized in the market through rising stock prices.

[Bar chart at middle of page with heading "Five largest countries As of April 30, 2001." The chart is divided into five sections: Japan 20%, United Kingdom 19%, France 9%, Canada 7% and Italy 5%. ]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Transocean Sedco Forex followed by an up arrow with the phrase "High energy prices fuel drilling rig demand." The second listing is Alcatel followed by a down arrow with the phrase "Profit margins shrink as earnings fall." The third listing is Novo Nordisk followed by an up arrow with the phrase "World leader in diabetes treatments."]

OUTLOOK

Despite a difficult environment for equity investors since last year, we believe that international markets continue to offer compelling investment opportunities. The U.S. Federal Reserve's bias toward an easier monetary policy is a positive catalyst for global stock markets. Central banks worldwide should react accordingly by reducing interest-rate levels. Furthermore, the case for international investing remains compelling amid the positive themes of structural changes such as tax and pension reform and deregulation, especially in Europe. The trend toward a rising equity culture in Europe and Japan also bodes well for international equity markets. Finally, non-U.S. equities' share of world market capitalization has increased over the last three decades, rising from 30% in the 1970s to more than 50% today. We believe international markets remain home to many companies with sound fundamentals.

No matter how difficult the market environment may become, we will never waver from the proven philosophy and process that have served us so well over time. We remain committed to our discipline of finding the companies exhibiting the fastest growth in earnings. Once investor sentiment turns positive again, we believe ownership of these stocks will be rewarded. Against a backdrop of positive change, we are confident that our approach will lead us to stocks of international companies with accelerating earnings growth.


"...we believe that international
 markets continue to offer
 compelling investment oppor-
 tunities."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2001.

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Ex-U.S.
Index, which mea
sures the
performance of a
broad range of
developed and
emerging stock mar
kets around the
world. The index
represents"free"
securities that are
traded freely on
equity exchanges
around the world.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                 1-3-94       1-3-94       6-1-98           --

Average annual returns with maximum sales charge (POP)
One year                      -32.99%      -33.48%      -31.36%       -17.31%
Five years                     -2.55%       -2.59%          --          3.82%
Since inception                -1.03%       -1.02%       -6.46%           --

Cumulative total returns with maximum sales charge (POP)
Six months                    -21.41%      -21.71%      -19.20%        -8.47%
One year                      -32.99%      -33.48%      -31.36%       -17.31%
Five years                    -12.11%      -12.28%          --         20.62%
Since inception                -7.27%       -7.25%      -17.68%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $15,045 as of April 30, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $9,763 as of April 30, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $9,273 as of April 30, 2001.

                                                 Class B 1    Class C 1
Inception date                                    1-3-94       6-1-98
Without sales charge                              $9,275       $8,311
With maximum sales charge                             --       $8,228
Index                                            $15,045      $10,489

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This schedule is divided into four main categories: common stocks, warrants, preferred stocks and short-term investments. Common stocks, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.


  SHARES       ISSUER                                                                                           VALUE
COMMON STOCKS 91.89%                                                                                      $19,606,463
(Cost $19,762,103)

Brazil    0.51%                                                                                              $108,789
       3,900   Embratel Participacoes SA, American Depositary Receipt
               (ADR) (Telecommunications)                                                                      35,373
       4,200   Tele Norte Leste Participacoes SA
               (ADR) (Telecommunications)                                                                      73,416

Canada    6.98%                                                                                             1,489,250
       3,900   Alberta Energy Co., Ltd. (Oil & Gas)                                                           191,826
      12,100   Anderson Exploration, Ltd.* (Oil & Gas)                                                        275,716
       3,000   Celestica, Inc.* (Technology)                                                                  153,300
       7,500   Manulife Financial Corp. (Insurance)                                                           188,775
       7,400   Precision Drilling Corp.* (Oil & Gas)                                                          312,946
       6,400   Suncor Energy, Inc. (Oil & Gas)                                                                179,375
       4,600   Talisman Energy, Inc. (Oil & Gas)                                                              187,312

Denmark   1.16%                                                                                               247,219
       6,500   Novo Nordisk A/S (Class B) (Medical)                                                           247,219

Finland   0.54%                                                                                               116,246
       3,400   Nokia Oyj (Telecommunications)                                                                 116,246

France    9.44%                                                                                             2,014,079
       3,500   Assurance Generales de France (Insurance)                                                      208,215
       2,700   Aventis SA (Medical)                                                                           209,134
       1,700   Lafarge SA (Building)                                                                          163,352
         400   PSA Peugeot Citroen SA (Automobile / Trucks)                                                   114,242
       3,100   Sanofi-Synthelabo SA* (Medical)                                                                185,932
       3,620   Schneider Electric SA (Machinery)                                                              247,151
       3,700   Societe Television Francaise 1 (Media)                                                         155,278
       1,800   Total Fina Elf SA (Oil & Gas)                                                                  268,304
       5,500   Vivendi Environnement (Utilities)                                                              240,871
       3,200   Vivendi SA (Diversified Operations)                                                            221,600

Germany   4.49%                                                                                               957,279
       3,300   Bayerische Motoren Werke AG (Automobile / Trucks)                                              109,504
       1,900   Deutsche Bank AG (Banks -- Foreign)                                                            155,091
       6,000   Deutsche Telekom AG (Telecommunications)                                                       155,446
       4,700   E.On AG (Utilities)                                                                            236,652
       2,900   Infineon Technologies AG (Electronics)                                                         126,078
         612   Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)                                      174,508

Hong Kong 2.52%                                                                                               537,729
      10,000   Cheung Kong Holdings, Ltd. (Real Estate Operations)                                            111,232
      40,000   Citic Pacific Ltd. (Commercial/Industrial Services)                                            115,143
      15,000   Hutchison Whampoa, Ltd. (Commercial/Industrial Services)                                       161,078
      80,000   Johnson Electric Holdings, Ltd. (Electronics)                                                  150,276

Ireland   2.28%                                                                                               485,540
      19,600   Allied Irish Banks Plc (Banks -- Foreign)                                                      215,637
       6,200   CRH Plc (Building)                                                                             104,408
       3,300   Elan Corp. Plc* (ADR) (Medical)                                                                165,495

Israel    1.18%                                                                                               251,172
       1,400   Check Point Software Technologies, Ltd.* (Computers)                                            87,822
       3,000   Teva Pharmaceutical Industries, Ltd. (ADR) (Medical)                                           163,350

Italy     5.12%                                                                                             1,091,924
      23,500   Autostrade SpA (Transport)                                                                     144,910
      57,600   Banca Nazionale del Lavoro* (Banks -- Foreign)                                                 183,469
      19,600   Edison SpA (Utilities)                                                                         189,378
      26,400   ENI SpA (Oil & Gas)                                                                            180,829
      18,800   Riunione Adriatica di Sicurta SpA (Insurance)                                                  247,702
      13,100   Telecom Italia SpA (Telecommunications)                                                        145,636

Japan    20.44%                                                                                             4,361,527
      15,000   Asahi Glass Co., Ltd. (Producers/Manufacturing)                                                128,677
      10,000   Daikin Industries, Ltd. (Building)                                                             170,356
         700   Fast Retailing Co., Ltd. (Retail)                                                              151,086
       4,000   Fuji Photo Film Co., Ltd. (Leisure)                                                            161,211
      33,000   Japan Airlines Co., Ltd. (Transport)                                                           130,862
       2,600   Kyocera Corp. (Electronics)                                                                    248,501
      10,000   Marui Co., Ltd. (Retail)                                                                       135,071
      14,000   Mitsui Fudosan Co., Ltd. (Real Estate Operations)                                              138,793
          30   Mizuho Holdings, Inc. (Banks -- Foreign)                                                       184,761
         600   Murata Manufacturing Co., Ltd. (Electronics)                                                    50,451
       9,000   Nikon Corp. (Technology)                                                                       111,439
         800   Nintendo Co., Ltd. (Leisure)                                                                   128,839
      10,000   Nippon Mitsubishi Oil Corp. (Oil & Gas)                                                         58,188
     115,000   Nippon Steel Corp. (Steel)                                                                     212,196
      63,000   Nissan Motor Co., Ltd. (Automobile/Trucks)                                                     431,846
       8,000   Nomura Securities Co., Ltd. (Broker Services)                                                  168,980
          23   NTT DoCoMo, Inc. (Telecommunications)                                                          472,788
       6,000   Pioneer Corp. (Electronics)                                                                    179,177
       5,000   Seven-Eleven Japan Co., Ltd. (Retail)                                                          243,192
       3,300   Sony Corp. (Electronics)                                                                       246,769
       4,000   Takeda Chemical Industries, Ltd. (Medical)                                                     192,935
       1,800   Tokyo Electron Ltd. (Machinery)                                                                131,105
      30,000   Toray Industries, Inc. (Textile)                                                               134,747
       7,000   Yamato Transport Co., Ltd. (Transport)                                                         149,557

Mexico    0.76%                                                                                               161,928
       4,680   Telefonos de Mexico SA (ADR) (Telecommunications)                                              161,928

Netherlands 3.86%                                                                                             823,923
       4,160   Akzo Nobel NV (Chemicals)                                                                      173,291
       1,100   Heineken NV (Beverages)                                                                         57,046
       1,850   ING Groep NV (Banks -- Foreign)                                                                126,340
       5,900   Koninklijke Ahold NV (Retail)                                                                  183,217
       4,800   Qiagen NV* (Medical)                                                                           130,319
       3,800   STMicroelectronics NV (Electronics)                                                            153,710

Portugal  1.07%                                                                                               229,074
      23,600   Portugal Telecom SA (Telecommunications)                                                       229,074

Singapore 0.67%                                                                                               142,517
       5,300   Flextronics International, Ltd.* (Electronics)                                                 142,517

Spain     1.10%                                                                                               235,722
       9,000   Iberdrola SA (Utilities)                                                                       132,795
       6,080   Telefonica SA* (Telecommunications)                                                            102,927

Sweden    2.10%                                                                                               448,747
      14,300   Electrolux AB, Ser B (Machinery)                                                               236,335
         200   SKF AB (Metal Processors & Fabrication)                                                          3,559
      14,000   Svenska Handelsbanken AB (Banks -- Foreign)                                                    208,853

Switzerland 3.68%                                                                                             784,424
         130   Nestle SA (Food)                                                                               269,164
         120   Novartis AG (Medical)                                                                          186,483
          54   Swiss Re (Insurance)                                                                           106,297
      10,800   Serona SA* (ADR) (Medical)                                                                     222,480

Taiwan    0.82%                                                                                               175,933
       1,500   Taiwan Semiconductor Mfg. Co., Ltd.(Electronics)                                                36,360
      12,700   United Microelectronics Corp.*(ADR) (Electronics)                                              139,573

United Kingdom 18.79%                                                                                       4,009,245
       3,200   Amdocs, Ltd.* (Telecommunications)                                                             188,480
       3,200   Astra Zeneca Plc (Medical)                                                                     148,955
       9,700   Bank of Scotland (Banks -- Foreign)                                                            111,423
       5,800   Barclays Plc (Banks -- Foreign)                                                                186,680
      44,200   Billiton Plc (Metals)                                                                          217,505
      17,500   BP Amoco Plc (Oil & Gas)                                                                       156,962
       6,400   British American Tobacco Plc (Tobacco)                                                          51,910
      28,200   British Telecommunications Plc (Telecommunications)                                            225,098
      57,070   Centrica Plc (Utilities)                                                                       193,280
      12,400   COLT Telecom Group Plc* (Telecommunications)                                                   171,174
      20,100   Compass Group Plc* (Consumer Services)                                                         154,116
     230,000   Corus Group Plc (Steel)                                                                        235,246
      26,200   Diageo Plc (Beverages)                                                                         275,471
      27,100   Dixons Group Plc (Electronics)                                                                  94,590
      39,000   Energis Plc* (Telecommunications)                                                              203,074
       6,300   GlaxoSmithKline Plc (Medical)                                                                  166,454
      15,100   Hanson Plc (Building)                                                                          102,279
      28,100   Marks & Spencer Plc (Retail)                                                                   107,728
      22,800   National Grid Group Plc (Utilities)                                                            174,492
      15,500   Reckitt Benckiser Plc (Grocery Products)                                                       211,417
       9,200   Royal Bank of Scotland Group Plc (Banks -- Foreign)                                            213,070
      26,400   Shell Transport & Trading Co. (Oil & Gas)                                                      220,360
      65,700   Vodafone AirTouch Plc (Telecommunications)                                                     199,481

United States 4.38%                                                                                           934,196
       8,400   Santa Fe International Corp. (Oil & Gas)                                                       319,200
       4,200   Schlumberger, Ltd. (Oil & Gas)                                                                 278,460
       6,200   Transocean Sedco Forex, Inc. (Oil & Gas)                                                       336,536

WARRANTS  0.00%                                                                                                  $356
(Cost $224)

Germany   0.00%                                                                                                   356
           5   Muenchener Rueckversicherungs-Gesellschaft AG*
               (Insurance)                                                                                        356

PREFERRED STOCKS 1.64%                                                                                       $350,375
(Cost $360,779)

Germany   1.64%                                                                                               350,375
       2,200   SAP AG (Computers)                                                                             350,375

TOTAL COMMON STOCKS, WARRANTS AND PREFERRED STOCKS 93.53%                                                 $19,957,194
(Cost $20,123,106)


                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 31.27%                                                                              $6,671,539
(Cost $6,671,539)

Joint Repurchase Agreement 5.96%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-01,
due 05-01-01 (Secured by U.S. Treasury Bonds, 5.25%
thru 8.75%, due 08-15-20 thru 02-15-29)                                          4.51%          $1,272     $1,272,000

                                                                                              SHARES            VALUE

Cash Equivalents 25.31%
Navigator Securities Lending Prime Portfolio**                                               5,399,539      5,399,539

TOTAL INVESTMENTS 124.80%                                                                                 $26,628,733

OTHER ASSETS AND LIABILITIES, NET (24.80%)                                                                ($5,291,881)

TOTAL NET ASSETS 100.00%                                                                                  $21,336,852


 * Non-income-producing security.
** Represents investment of security lending collateral.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

Securities owned
by the Fund on
April 30, 2001
(unaudited).

This table shows
the percentages of
the Fund's invest
ments aggregated
by various
industry groups.

                                      VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION                         OF NET ASSETS
Automobile/Trucks                                     3.07%
Banks -- Foreign                                      7.43
Beverages                                             1.56
Broker Services                                       0.79
Building                                              2.53
Chemicals                                             0.81
Commercial/Industrial Services                        1.29
Computers                                             1.53
Consumer Services                                     0.72
Diversified Operations                                0.02
Electronics                                           7.96
Food                                                  1.26
Grocery Products                                      0.99
Insurance                                             4.34
Leisure                                               1.88
Machinery                                             2.88
Media                                                 0.73
Medical                                               9.47
Metals                                                2.06
Oil & Gas                                            13.91
Producers/Manufacturing                               0.60
Real Estate                                           1.17
Retail                                                3.84
Steel                                                 2.10
Technology                                            1.24
Telecommunications                                   11.63
Textiles                                              0.63
Tobacco                                               0.24
Transport                                             1.99
Utilities                                             4.86
Short-Term Investments                               31.27

Total investments                                   124.80%

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2001
(unaudited).

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the
net asset value and
the maximum offer
ing price
per share.

ASSETS
Investments at value (cost $26,794,645)                           $26,628,733
Foreign currency, at value (cost $36,470)                              36,740
Receivable for investments sold                                       153,006
Receivable for shares sold                                             42,890
Dividends and interest receivable                                      56,919
Receivable from affiliates                                             60,618
Other assets                                                            1,090

Total assets                                                       26,979,996

LIABILITIES
Due to custodian                                                       34,820
Payable for investments purchased                                     133,760
Payable for shares repurchased                                          2,819
Payable for securities on loan                                      5,399,539
Other payables and accrued expenses                                    72,206

Total liabilities                                                   5,643,144

NET ASSETS
Capital paid-in                                                    27,276,999
Accumulated net realized loss on investments
and foreign currency transactions                                  (5,557,021)
Net unrealized depreciation of investments and
translations of assets and liabilities in foreign currencies         (168,820)
Accumulated net investment loss                                      (214,306)

Net assets                                                        $21,336,852

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($11,680,681 [DIV] 1,493,059)                                   $7.82
Class B ($8,743,142 [DIV] 1,173,372)                                    $7.45
Class C ($913,029 [DIV] 122,444)                                        $7.46

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.82 [DIV] 95%)                                             $8.23
Class C ($7.46 [DIV] 99%)                                               $7.54

1 On single retail sales of less than $50,000. On sales of $50,000 or more, and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period
ended April 30,
2001
(unaudited). 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $18,179)              $103,670
Interest                                                               40,791
Securities lending income                                              11,430

Total investment income                                               155,891

EXPENSES
Investment management fee                                             119,377
Class A distribution and service fee                                   19,691
Class B distribution and service fee                                   48,990
Class C distribution and service fee                                    4,750
Custodian fee                                                         123,805
Transfer agent fee                                                     98,438
Registration and filing fees                                           27,000
Auditing fee                                                           17,059
Printing                                                                7,412
Accounting and legal services fee                                       2,336
Miscellaneous                                                             888
Legal fees                                                                815
Trustees' fees                                                            696
Interest expense                                                          356

Total expenses                                                        471,613
Less expense reductions                                              (192,304)

Net expenses                                                          279,309

Net investment loss                                                  (123,418)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (2,949,589)
Foreign currency transactions                                      (1,180,951)
Change in unrealized appreciation (depreciation) on
Investments                                                          (550,437)
Translation of assets and liabilities in foreign currencies              (687)

Net realized and unrealized loss                                   (4,681,664)

Decrease in net assets from operations                            ($4,805,082)

1 Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions paid to
shareholders
and any increase or
decrease in
money share
holders invested in
the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                  10-31-00          4-30-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                              ($203,120)       ($123,418)

Net realized loss                               (1,339,941)      (4,130,540)
Change in net unrealized
appreciation (depreciation)                     (2,415,129)        (551,124)

Decrease in net assets
from operations                                 (3,958,190)      (4,805,082)

Distributions to shareholders
From net realized gain
Class A                                           (295,164)              --
Class B                                           (409,639)              --
Class C                                             (7,456)              --
                                                  (712,259)

From fund share transactions                    16,270,661       (2,469,450)

NET ASSETS
Beginning of period                             17,011,172       28,611,384

End of period 2                                $28,611,384      $21,336,852

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2 Includes accumulated net investment loss of $90,888 and $214,306 respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-96    10-31-97    10-31-98    10-31-99    10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                      $8.14       $8.70       $8.41       $8.81      $10.95       $9.45
Net investment income (loss) 2                            0.06       (0.02)         -- 3     (0.02)      (0.04)      (0.03)
Net realized and unrealized
gain (loss) on investments                                0.50       (0.26)       0.47        2.16       (1.01)      (1.60)
Total from
investment operations                                     0.56       (0.28)       0.47        2.14       (1.05)      (1.63)
Less distributions
From net investment income                                  --       (0.01)         --          --          --          --
From net realized gain                                      --          --       (0.07)         --       (0.45)         --
                                                            --       (0.01)      (0.07)         --       (0.45)         --
Net asset value, end of period                           $8.70       $8.41       $8.81      $10.95       $9.45       $7.82
Total return 4,5 (%)                                      6.88       (3.22)       5.61       24.29      (10.15)     (17.25) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $5          $5          $6          $7         $15         $12
Ratio of expenses to
average net assets (%)                                    1.75        1.73        1.79        1.96        1.88       2.027
Ratio of adjusted expenses
to average net assets 8 (%)                               3.30        3.03        3.65        3.81        3.44       3.647
Ratio of net investment
income (loss) to
average net assets (%)                                    0.68       (0.16)       0.04       (0.20)      (0.43)      (0.72) 7
Portfolio turnover (%)                                      83         169         129         113         163         164

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-96    10-31-97    10-31-98    10-31-99    10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                      $8.05       $8.55       $8.22       $8.55      $10.55       $9.04
Net investment income (loss) 2                              -- 3     (0.08)      (0.06)      (0.09)      (0.12)      (0.06)
Net realized and unrealized
gain (loss) on investments                                0.50       (0.25)       0.46        2.09       (0.94)      (1.53)
Total from
investment operations                                     0.50       (0.33)       0.40        2.00       (1.06)      (1.59)
Less distributions from net realized gain                   --          --       (0.07)         --       (0.45)         --
Net asset value,
end of period                                            $8.55       $8.22       $8.55      $10.55       $9.04       $7.45
Total return 4,5 (%)                                      6.21       (3.86)       4.88       23.39      (10.65)     (17.59) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $8          $9         $10          $9         $12          $9
Ratio of expenses to
average net assets (%)                                    2.45        2.43        2.49        2.63        2.57       2.737
Ratio of adjusted expenses
to average net assets 8 (%)                               4.00        3.73        4.35        4.48        4.13       4.357
Ratio of net investment
income (loss) to
average net assets (%)                                    0.02       (0.88)      (0.66)      (0.91)      (1.13)      (1.42) 7
Portfolio turnover (%)                                      83         169         129         113         163         164

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-98 9  10-31-99    10-31-00     4-30-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                      $9.36       $8.55      $10.57       $9.05
Net investment loss 2                                    (0.03)      (0.10)      (0.11)      (0.05)
Net realized and unrealized
gain (loss) on investments,
futures and foreign
currency transactions                                    (0.78)       2.12       (0.96)      (1.54)
Total from
investment operations                                    (0.81)       2.02       (1.07)      (1.59)
Less distributions from net realized gain                   --          --       (0.45)         --
Net asset value,
end of period                                            $8.55      $10.57       $9.05       $7.46
Total return 4,5 (%)                                     (8.65) 6    23.63      (10.72)     (17.57) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 10       -- 10       $1          $1
Ratio of expenses to
average net assets (%)                                    2.29 7      2.66        2.57       2.727
Ratio of adjusted expenses
to average net assets 8 (%)                               4.15 7      4.51        4.13       4.347
Ratio of net investment loss
to average net assets (%)                                (1.27) 7    (1.04)      (1.07)      (1.43) 7
Portfolio turnover (%)                                     129         113         163         164

1  Semiannual period from 11-1-00 through 4-30-01. Unaudited.

2  Based on the average of the shares outstanding at the end of each month.

3  Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 The total returns would have been lower had certain expenses not been reduced during the periods shown.

6  Not annualized.

7  Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9  Class C shares began operations on 6-1-98.

10 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited.

NOTE A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital through investment primarily in stocks of foreign companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2001, the Fund loaned securities having a market value of $5,206,702 collateralized by cash in the amount of $5,399,539. The cash collateral was invested in a short-term instrument.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction. The Fund had no open forward foreign currency exchange contracts on April 30, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,044,142 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: October 31, 2008 -- $1,044,142.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next
$250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser had a subadvisory agreement with Indocam International Investment Services, which was terminated on December 13, 2000. On December 14, 2000, the Adviser entered into a subadvisory contract with Nicholas-Applegate Capital Management. The Fund is not responsible for the payment of the subadvisers' fees.

The Adviser has agreed to limit the Fund's expenses (excluding the distribution and service fees and transfer agent fees), to 0.90% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the expense reduction amounted to $192,304 for the period ended April 30, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $70,890 with regard to sales of Class A shares. Of this amount, $8,906 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $42,520 was paid as sales commissions to unrelated broker-dealers and $19,464 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2001, JH Funds received net up-front sales charges of $2,733 with regard to sales of Class C shares. Of this amount, $2,142 was paid as sales commissions to unrelated broker-dealers and $591 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, CDSCs received by JH Funds amounted to $14,271 for Class B shares and $877 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen-sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $36,866,877 and $40,017,987, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $26,806,119. Gross unrealized appreciation and depreciation of investments aggregated $1,105,318 and $1,282,704, respectively, resulting in net unrealized depreciation of $177,386.

NOTE E
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                   YEAR ENDED 10-31-00                PERIOD ENDED 4-30-01 1
                              SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES
Sold                       5,688,563       $61,833,499         2,203,596       $18,824,171
Distributions
reinvested                    24,777           272,550                --                --
Repurchased               (4,748,871)      (51,907,424)       (2,349,546)      (19,967,453)
Net increase (decrease)      964,469       $10,198,625          (145,950)      ($1,143,282)

CLASS B SHARES
Sold                         963,130       $10,656,322           234,250        $1,816,041
Distributions
reinvested                    30,269           320,249                --                --
Repurchased                 (569,523)       (6,051,775)         (378,946)       (3,010,332)
Net increase (decrease)      423,876        $4,924,796          (144,696)      ($1,194,291)

CLASS C SHARES
Sold                         784,403        $7,784,613           614,952        $5,023,437
Distributions
reinvested                       704             7,456                --                --
Repurchased                 (669,480)       (6,644,829)         (625,858)       (5,155,314)
Net increase (decrease)      115,627        $1,147,240           (10,906)        ($131,877)

NET INCREASE (DECREASE)    1,503,972       $16,270,661          (301,552)      ($2,469,450)


1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.

NOTE F
Shareholder meeting

On April 25, 2001, a special meeting of shareholders of John Hancock International Fund (the "Fund") was held. The shareholders approved Proposals (vote in parentheses):

* To approve a new sub-investment management contract among the Fund, John Hancock Advisers, Inc. and Nicholas-Applegate Capital Management LP (1,458,428 For, 41,265 Against, and 76,071 Abstaining).

Since no quorum was present with regard to Proposal 2, the meeting was adjourned to May 25, 2001.

On May 25, 2001 the shareholders approved Proposals 2(a)-2(b) (votes in parentheses):

* To amend certain investment restrictions of the Fund (1,528,325 For, 64,844 Against, and 76,701 Abstaining).

* To amend the Fund's investment restriction on investing in commodities (1,517,096 For, 68,650 Against, and 84,124 Abstaining).



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*

*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President
and Treasurer

Thomas H. Connors
Vice President
and Compliance Officer
Vice President and Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA 02217-1000

By express mail                        John Hancock Signature Services, Inc.
                                       Attn: Mutual Fund Image Operations
                                       529 Main Street
                                       Charlestown, MA 02129

Customer service representatives       1-800-225-5291

24-hour automated information          1-800-338-8080

TDD line                               1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock International Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

400SA  4/01
       6/01






-------------------------------------------------------------------------------

                               SEMI ANNUAL REPORT

                               U.S. GLOBAL LEADERS
                                      FUND

                               John Hancock Funds

                                 APRIL 30, 2001

--------------------------------------------------------------------------------

John Hancock US Global Leaders Fund

Schedule of Investments
April 30, 2001 (Unaudited)

ISSUER, DESCRIPTION                                              SHARES       VALUE
-------------------                                              ------       -----
COMMON STOCKS
Advertising (1.44%)
Omnicom Group, Inc.                                                 330   $     28,991

Aerospace (1.94%)
United Technologies Corp.                                           500         39,040
                                                                          ------------

Banks - Foreign (2.06%)
ING Groep NV, American Depository Receipt (ADR)(Netherlands)        600         41,394
                                                                          ------------

Beverages (1.96%)
PepsiCo, Inc.                                                       900         39,429
                                                                          ------------

Broker Services (3.87%)
Merrill Lynch & Co., Inc.                                           650         40,105
Morgan Stanley Dean Witter & Co.                                    600         37,674

                                                                          ------------
                                                                                77,779
                                                                          ------------

Chemicals (4.35%)
Air Products & Chemicals, Inc.                                      530         22,785
Dow Chemical Co.                                                  1,300         43,485
PPG Industries, Inc.                                                400         21,260

                                                                          ------------
                                                                                87,530
                                                                          ------------

Computers (12.48%)
Cisco Systems, Inc.*                                              1,850         31,413
Compaq Computer Corp.                                             1,500         26,250
Electronic Data Systems Corp.                                       500         32,250
EMC Corp.                                                         1,100         43,560
International Business Machines Corp.                               400         46,056
Microsoft Corp.*                                                    550         37,263
Sun Microsystems, Inc.*                                           2,000         34,240

                                                                          ------------
                                                                               251,032
                                                                          ------------

Cosmetics & Personal Care (2.10%)
Avon Products, Inc.                                               1,000         42,320
                                                                          ------------

Diversified Operations (7.66%)
General Electric Co.                                              1,300         63,089
Minnesota Mining & Manufacturing Co.                                360         42,844
Tyco International, Ltd.                                            900         48,033

                                                                          ------------
                                                                               153,966
                                                                          ------------


                       See notes to financial statements.

ISSUER, DESCRIPTION                                              SHARES       VALUE
-------------------                                              ------       -----
Electronics (4.29%)
ADC Telecommunications, Inc.*                                     1,800   $     13,518
Analog Devices, Inc.*                                               450         21,289
Intel Corp.                                                       1,100         34,001
Texas Instruments, Inc.                                             450         17,415

                                                                          ------------
                                                                                86,223
                                                                          ------------

Finance (4.47%)
Citigroup, Inc.                                                   1,000         49,150
J.P. Morgan Chase & Co.                                             850         40,783

                                                                          ------------
                                                                                89,933
                                                                          ------------

Food (2.06%)
Nestle SA (ADR)(Switzerland)                                        400         41,452
                                                                          ------------

Insurance (5.44%)
ACE, Ltd.,(Bermuda)                                                 800         28,560
AFLAC, Inc.                                                       1,000         31,800
American International Group, Inc.                                  600         49,080

                                                                          ------------
                                                                               109,440
                                                                          ------------

Media (3.42%)
AOL Time Warner, Inc.*                                              710         35,855
McGraw-Hill Cos., Inc. (The)                                        510         33,038

                                                                          ------------
                                                                                68,893
                                                                          ------------

Medical (11.80%)
Abbott Laboratories                                                 630         29,219
American Home Products Corp.                                        660         38,115
Baxter International, Inc.                                          550         50,132
Johnson & Johnson                                                   550         53,064
Pharmacia Corp.                                                     800         41,808
Schering-Plough Corp.                                               650         25,051

                                                                          ------------
                                                                               237,389
                                                                          ------------

Mortgage Banking (1.99%)
Fannie Mae                                                          500         40,130
                                                                          ------------

Oil & Gas (8.70%)
Anadarko Petroleum Corp.                                            200         12,924
Chevron Corp.                                                       350         33,796
Conoco, Inc. (Class A)                                              700         21,203
Exxon Mobil Corp.                                                   620         54,932
Halliburton Co.                                                     500         21,605
Schlumberger, Ltd.                                                  460         30,498

                                                                          ------------
                                                                               174,958
                                                                          ------------


                       See notes to financial statements.

ISSUER, DESCRIPTION                                              SHARES       VALUE
-------------------                                              ------       -----
Paper & Paper Products (1.77%)
Kimberly-Clark Corp.                                                600   $     35,640
                                                                          ------------

Retail (4.79%)
Home Depot, Inc.                                                    470         22,137
Lowe's Cos., Inc.                                                   520         32,760
Wal-Mart Stores, Inc.                                               800         41,392

                                                                          ------------
                                                                                96,289
                                                                          ------------

Soap & Cleaning Preparations (1.94%)
Colgate-Palmolive Co.                                               700         39,095
                                                                          ------------

Telecommunications (4.79%)
SBC Communications, Inc.                                          1,000         41,250
Verizon Communications, Inc                                       1,000         55,070

                                                                          ------------
                                                                                96,320
                                                                          ------------

Tobacco (2.74%)
Philip Morris Cos., Inc.                                          1,100         55,121
                                                                          ------------

Utilities (1.78%)
AES Corp.*                                                          750         35,752
                                                                          ------------

TOTAL COMMON STOCKS (97.84%)
(Cost $1,949,919)                                                            1,968,116
                                                                          ------------


                       See notes to financial statements.

                                                              INTEREST      PAR VALUE
                                                                RATE     (000'S OMITTED)      VALUE
                                                              --------   ---------------      -----
SHORT-TERM INVESTMENTS
(Cost $19,000)
Joint Repurchase Agreement (0.95%)
Investment in a joint repurchase agreement transaction
 with Barclays Capital, Inc. - Dated 04-30-01, due 05-01-01
(Secured by U.S. Treasury Bonds, 5.25% thru 8.75%,
due 08-15-20 thru 02-15-29)                                    4.51%           $19         $     19,000
                                                                                           ------------

TOTAL SHORT-TERM INVESTMENTS (0.95%)                                                             19,000
                                                                                           ------------

TOTAL INVESTMENTS (98.79%)                                                                    1,987,116
                                                                                           ------------

OTHER ASSETS AND LIABILITIES, NET(1.21%)                                                         24,425
                                                                                           ------------

TOTAL NET ASSETS(100.00%)                                                                  $  2,011,541
                                                                                           ============

* Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       See notes to financial statements.

                  John Hancock Funds - US Global Leaders Fund

ASSETS AND
LIABILITIES
April 30, 2001 (unaudited).

ASSETS
Investments at value (cost - $           1,968,919 )                                    $1,987,116
Cash                                                                                           430
Receivable for investments sold                                                             17,965
Dividends and interest receivable                                                            2,466
Receivable from affiliates                                                                   5,127
Total assets                                                                             2,013,104
LIABILITIES
Other payables and accrued expenses                                                          1,563
Total liabilities                                                                            1,563
NET ASSETS
Capital paid-in                                                                          2,000,000
Accumulated net realized loss on investments                                                (8,490)
Net unrealized appreciation of investments                                                  18,197
Undistributed net investment income                                                          1,834
Net assets                                                                              $2,011,541

NET ASET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A -                    (           $1,951,230       194,000 shares)                   $10.06
Class B -                    (              $20,092         2,000 shares)                   $10.05
Class C -                    (              $20,093         2,000 shares)                   $10.05
Class I -                    (              $20,126         2,000 shares)                   $10.06
MAXIMUM OFFERING PRICE PER SHARE
Class A(1)                   ( $              10.06/ 95%)                                   $10.59
Class C                      ( $              10.05/ 99%)                                   $10.15

(1) On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


                       See notes to financial statements.

John Hancock Funds - U.S. Global Leaders Fund

OPERATIONS
For the period ended
April 30, 2001
(unaudited). (1)

INVESTMENT INCOME
Dividends                                                               $4,689
Interest                                                                 1,811
Total investment income                                                  6,500

EXPENSES
Investment management fee                                                2,368
Class A distribution and service fee                                       919
Class B distribution and service fee                                        32
Class C distribution and service fee                                        32
Custodian fee                                                            5,902
Registration and filing fees                                             2,110
Auditing fee                                                             1,229
Printing                                                                   642
Miscellaneous                                                              241
Transfer agent fee                                                         158
Accounting and legal services fee                                           62
Trustees' fees                                                               7
Legal fees                                                                   6
Total expenses                                                          13,708
Less expense reductions                                                 (9,042)
Net expenses                                                             4,666
Net investment income                                                    1,834

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from investments                                      (8,490)
Change in net unrealized appreciation
   on investments                                                       18,197
Net realized and unrealized gain                                         9,707
Increase in net assets from operations                                 $11,541

(1)   Inception period from 3-1-00 through 4-30-01.


                       See notes to financial statements.

                 John Hancock Funds - U.S. Global Leaders Fund

CHANGES IN NET ASSETS

                                                      PERIOD ENDED
                                                     4-30-01 (1,2)
INCREASE (DECREASE) IN NET ASSETS
>From operations
Net investment income                                       $1,834
Net realized loss                                           (8,490)
Change in net unrealized appreciation                       18,197
Increase in net assets resulting from operations            11,541

>From fund share transactions                             2,000,000

NET ASSETS
End of period (3)                                       $2,011,541

(1)   Semi annual period from 3-1-01 through 4-30-01. Unaudited.
(2)   Class A, Class B, Class C and Class I began operations on 3-1-01.
(3)   Includes undistributed net investment income of $1,834.


                       See notes to financial statements.

John Hancock Funds - U.S. Global Leaders Fund
Financial Highlights - (Unaudited)
CLASS A

PERIOD ENDED                                                       4-30-01 (1,2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.20
Net investment income (3)                                             0.01
Net realized and unrealized loss on investments                      (0.15)
Total from investment operations                                     (0.14)
Net asset value, end of period                                      $10.06
Total return (4) (%)                                                  0.60 (5,6)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 $2
Ratio of expenses to average net assets (%)                           1.40 (7)
Ratio of adjusted expenses to average net assets (8) (%)              1.48 (7)
Ratio of net investment income to average net assets (%)              0.59 (7)
Portfolio turnover (%)                                                   4


                       See notes to financial statements.

John Hancock Funds - U.S. Global Leaders Fund
Financial Highlights - (Unaudited)
CLASS B

PERIOD ENDED                                                       4-30-01 (1,2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.20
Net investment income (3)                                                - (9)
Net realized and unrealized loss on investments                      (0.15)
Total from investment operations                                     (0.15)
Net asset value, end of period                                      $10.05
Total return (4) (%)                                                  0.50 (5,6)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 -  (10)
Ratio of expenses to average net assets (%)                           2.10 (7)
Ratio of adjusted expenses to average net assets (8) (%)              2.18 (7)
Ratio of net investment loss to average net assets (%)               (0.11) (7)
Portfolio turnover (%)                                                   4


                       See notes to financial statements.

John Hancock Funds - U.S. Global Leaders Fund
Financial Highlights - (Unaudited)
CLASS C

PERIOD ENDED                                                       4-30-01 (1,2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.20
Net investment income (3)                                                - (9)
Net realized and unrealized loss on investments                      (0.15)
Total from investment operations                                     (0.15)
Net asset value, end of period                                      $10.05
Total return (4) (%)                                                  0.50 (5,6)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  - (10)
Ratio of expenses to average net assets (%)                           2.10 (7)
Ratio of adjusted expenses to average net assets (8) (%)              2.18 (7)
Ratio of net investment loss to average net assets (%)               (0.11) (7)
Portfolio turnover (%)                                                   4


                       See notes to financial statements.

John Hancock Funds - U.S. Global Leaders Fund
Financial Highlights - (Unaudited)
CLASS I

PERIOD ENDED                                                       4-30-01 (1,2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.20
Net investment income (3)                                             0.01
Net realized and unrealized loss on investments                      (0.15)
Total from investment operations                                     (0.14)
Net asset value, end of period                                      $10.06
Total return (4) (%)                                                  0.60 (5,6)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                  - (10)
Ratio of expenses to average net assets (%)                           1.17 (7)
Ratio of adjusted expenses to average net assets (8) (%)              1.25 (7)
Ratio of net investment income to average net assets (%)              0.89 (7)
Portfolio turnover (%)                                                   4

(1)   Class A, Class B, Class C and Class I shares began operations on 3-1-01.
(2)   Semiannual period from 3-1-01 through 4-30-01. Unaudited.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) The total return would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9)   Less than $0.01 per share.
(10)  Less than $500,000.


                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Unaudited.

NOTE A
Accounting policies

John Hancock U.S. Global Leaders Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of April 30, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.70% of the next $2,250,000,000 and (c) 0.65% of the Fund's average daily net asset value in excess of $3,000,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding the transfer agent fee and distribution and service fees, to 1.05% of the Fund's average daily net assets, at least until February 28, 2002. Accordingly, the reduction in the Funds expenses amounted to $9,042 for the period ended April 30, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2001, JH Funds received no net up-front sales charges with regard to sales of Class A shares. During the period ended April 30, 2001, JH Funds received no net up-front sales charges with regard to sales of Class C shares.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended April 30, 2001, there were no CDSCs received by JH Funds for Class B shares and Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees for Class A, Class B and Class C shares based on the number of shareholder accounts and certain out-of-pocket expenses. For Class I shares the Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis to 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $2,014,376 and $55,968, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $1,968,919. Gross unrealized appreciation and depreciation of investments aggregated $74,406 and $56,209, respectively, resulting in net unrealized appreciation of $18,197.

Note D
Fund share transactions

The listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                                PERIOD ENDED 4-30-01 (1)
                                               SHARES               AMOUNT
CLASS A SHARES 2
Sold                                               194,000      $1,940,000
Net increase                                       194,000      $1,940,000

CLASS B SHARES 2
Sold                                                 2,000         $20,000
Net increase                                         2,000         $20,000

CLASS C SHARES 2
Sold                                                 2,000         $20,000
Net increase                                         2,000         $20,000

CLASS I SHARES 2
Sold                                                 2,000         $20,000
Net decrease                                         2,000         $20,000

NET INCREASE                                       200,000      $2,000,000

(1)   Semi annual period from 3-1-01 through 4-30-01. Unaudited.

(2)   Class A, Class B, Class C and Class I shares began operations on 3-1-01.

                  John Hancock Funds - U.S Global Leaders Fund

                                    Trustees
                              Dennis S. Aronowitz *
                             Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                John M. DeCiccio
                               Richard A. Farrell
                                 Maureen R. Ford
                                 Gail D. Fosler
                                William F. Glavin
                                Dr. John A. Moore
                              Patti McGill Peterson
                                 John W. Pratt *
                        * Members of the Audit Committee

                                    Officers
                                 Maureen R. Ford
                 Chairman, President and Chief Executive Officer
                                William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Richard A. Brown
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                       Senior Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                                Thomas H. Connors
                               Vice President and
                               Compliance Officer

                               Investment Adviser
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              Principal Distributor
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                    Custodian
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                                 Transfer Agent
                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                        Boston, Massachusetts 02109-1803



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